UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5511

Variable Insurance Products Fund II
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:
Contrafund Portfolio

Annual Report

December 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years
VIP Contrafund - Initial Class	35.71%	3.69%	2.82%
VIP Contrafund - Service Class	35.66%	3.59%	2.72%
VIP Contrafund - Service Class 2 A	35.47%	3.43%	2.57%
VIP Contrafund - Investor Class B	35.66%	3.59%	2.77%

A The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 may have been lower.

B The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Contrafund Portfolio - Initial Class on December 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In 2009, most global markets saw both crippling lows and considerable highs. After a dismal start, the economy began to show signs of improvement, suggesting that a recovery was on the horizon. Credit markets began to heal as fiscal and monetary stimulus efforts around the world started to take effect, and corporate earnings staged an impressive rebound, fueled in large part by massive cost cutting. As a result, the flight to quality that marked most of 2008 and early 2009 shifted in March as investors flocked to riskier asset categories. The U.S. equity market, as measured by the bellwether Standard & Poor's 500SM Index and the blue-chip proxy Dow Jones Industrial AverageSM, reflected this changing environment, gaining 26.46% and 22.68%, respectively. Meanwhile, the technology-laden Nasdaq Composite® Index rose 45.32%. Foreign stocks also produced strong gains, as illustrated by the 31.93% jump of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. Emerging-markets stocks, which suffered their worst calendar-year performance ever in 2008, posted record returns this past year, with the MSCI Emerging Markets Index soaring 79.02%. A depreciating U.S. dollar helped bolster returns for U.S. investors in foreign equities.

Comments from Robert Stansky, Co-Portfolio Manager and Head of Fidelity's Multi-Manager Group, which manages VIP Contrafund Portfolio: Performance of the fund was very strong in 2009, with solid stock selection helping us achieve outsized returns in nine of the 10 market sectors represented in the S&P® index, which gained 26.46%. (For specific portfolio results, please refer to the performance section of this report.) The lone sector that underperformed did so only marginally. Overall, the fund included a mix of companies of varying size, as well as aggressiveness in terms of valuation metrics such as forecasted price-to-earnings (P/E) ratios and price-to-book ratios. Overall performance was strong, reflecting the insights of our sector-focused managers. The top individual contributors included a mix of overweighted and underweighted stocks, with overall sector positioning roughly in line with the benchmark. Energy led the way during the year, as the fund was positioned to benefit from higher energy prices. Our largest boost came from not owning integrated oil giant Exxon Mobil, a large index component that underperformed the energy sector in 2009. Other contributors in energy included Weatherford International, a maker of oil-field services equipment, and an out-of-index stake in oil and gas exploration company Petrohawk Energy. The technology sector also boosted overall performance, with solid stock picks and an overweighting in the semiconductor industry helping the most. Our strongest performers in this industry included Micron Technology and three out-of-benchmark names - Dutch-based ASML Holding, Marvell Technology Group and South Korea's Samsung Electronics. Stock selection in financials also helped, especially Bank of America and US Bancorp. Conversely, we were hurt by underexposure to some strong names in technology hardware/equipment and software/services, including Apple, IBM and Google. Some of the stocks mentioned were sold by period end.

Note to shareholders: Nathan Strik will become Co-Manager of the fund's energy sector investments on January 11, 2010.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009
Initial Class	.66%
Actual		$ 1,000.00	$ 1,248.60	$ 3.74
HypotheticalA		$ 1,000.00	$ 1,021.88	$ 3.36
Service Class	.76%
Actual		$ 1,000.00	$ 1,248.50	$ 4.31
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.87
Service Class 2.91%
Actual		$ 1,000.00	$ 1,247.00	$ 5.15
HypotheticalA		$ 1,000.00	$ 1,020.62	$ 4.63
Service Class 2R	.91%
Actual		$ 1,000.00	$ 1,247.40	$ 5.15
HypotheticalA		$ 1,000.00	$ 1,020.62	$ 4.63
Investor Class	.75%
Actual		$ 1,000.00	$ 1,248.60	$ 4.25
HypotheticalA		$ 1,000.00	$ 1,021.42	$ 3.82

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.0	2.0
Microsoft Corp.	2.7	2.7
Pfizer, Inc.	2.1	1.4
Wells Fargo & Co.	2.1	1.6
Google, Inc. Class A	2.0	0.0
Procter & Gamble Co.	1.8	1.5
Merck & Co., Inc.	1.6	0.0
Chevron Corp.	1.5	1.3
Micron Technology, Inc.	1.4	0.8
ASML Holding NV (NY Shares)	1.4	1.6
	19.6
Market Sectors as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.9	17.3
Financials	13.9	12.8
Health Care	12.1	13.2
Consumer Staples	11.4	11.4
Energy	11.3	10.9
Industrials	10.5	9.7
Consumer Discretionary	9.1	8.5
Utilities	3.7	4.0
Materials	3.5	2.9
Telecommunication Services	3.3	3.0
Asset Allocation (% of fund's net assets)
As of December 31, 2009*		As of June 30, 2009**
	Stocks and Equity Futures 99.0%		Stocks and Equity Futures 98.9%
	Bonds 0.0%		Bonds 0.0%	*
	Short-Term Investments and Net Other Assets 1.0%		Short-Term Investments and Net Other Assets 1.1%
* Foreign investments	15.4%	** Foreign investments	16.4%

* Amount represents less than 0.1%.

Annual Report

Investments December 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
CONSUMER DISCRETIONARY - 9.1%
Auto Components - 0.5%
BorgWarner, Inc.	510,800	$ 16,968,776
Johnson Controls, Inc.	2,000,100	54,482,724
TRW Automotive Holdings Corp. (a)	634,175	15,144,099
		86,595,599
Automobiles - 0.2%
Harley-Davidson, Inc.	1,164,700	29,350,440
Distributors - 0.2%
Li & Fung Ltd.	7,351,000	30,391,072
Diversified Consumer Services - 0.2%
Educomp Solutions Ltd.	2,837,468	43,641,125
Hotels, Restaurants & Leisure - 0.7%
Las Vegas Sands Corp. (a)(c)	983,100	14,687,514
McDonald's Corp.	515,817	32,207,613
Royal Caribbean Cruises Ltd. (a)(c)	1,316,300	33,276,064
Starwood Hotels & Resorts Worldwide, Inc.	909,100	33,245,787
		113,416,978
Household Durables - 0.3%
Black & Decker Corp.	282,034	18,284,264
D.R. Horton, Inc.	1,307,200	14,209,264
Newell Rubbermaid, Inc.	1,504,000	22,575,040
		55,068,568
Internet & Catalog Retail - 0.7%
Amazon.com, Inc. (a)	657,665	88,469,096
Expedia, Inc. (a)	1,045,938	26,891,066
		115,360,162
Leisure Equipment & Products - 0.0%
Brunswick Corp.	687,687	8,740,502
Media - 3.2%
Central European Media Enterprises Ltd. Class A (a)(c)	539,000	12,725,790
Comcast Corp. Class A	3,930,619	66,270,236
DIRECTV (a)	1,748,100	58,299,135
Discovery Communications, Inc. (a)	528,030	16,194,680
DISH Network Corp. Class A	828,210	17,201,922
DreamWorks Animation SKG, Inc.Class A (a)	582,018	23,251,619
Interpublic Group of Companies, Inc. (a)	2,554,300	18,850,734
Liberty Global, Inc. Class A (a)	739,200	16,195,872
McGraw-Hill Companies, Inc.	1,309,527	43,882,250
The Walt Disney Co.	4,654,543	150,109,012
The Weinstein Co. II Holdings, LLC Class A-1 (a)(h)	11,499	4,312,125
Time Warner Cable, Inc.	1,251,543	51,801,365
Viacom, Inc. Class B (non-vtg.) (a)	2,326,416	69,164,348
		548,259,088
Multiline Retail - 0.5%
Target Corp.	1,892,200	91,525,714

	Shares	Value
Specialty Retail - 2.4%
Best Buy Co., Inc.	1,474,822	$ 58,196,476
Home Depot, Inc.	4,122,400	119,261,032
Inditex SA	375,296	23,313,123
Lowe's Companies, Inc.	4,118,800	96,338,732
Ross Stores, Inc.	413,600	17,664,856
Sally Beauty Holdings, Inc. (a)	2,017,121	15,430,976
Tiffany & Co., Inc.	420,300	18,072,900
TJX Companies, Inc.	1,353,552	49,472,326
Urban Outfitters, Inc. (a)	514,500	18,002,355
		415,752,776
Textiles, Apparel & Luxury Goods - 0.2%
LVMH Moet Hennessy - Louis Vuitton	141,472	15,874,959
Ports Design Ltd.	4,211,000	12,982,966
		28,857,925
TOTAL CONSUMER DISCRETIONARY		1,566,959,949
CONSUMER STAPLES - 11.4%
Beverages - 3.3%
Anheuser-Busch InBev SA NV	842,457	43,896,139
Coca-Cola Enterprises, Inc.	1,476,658	31,305,150
Coca-Cola FEMSA SAB de CV sponsored ADR	150,247	9,874,233
Coca-Cola Icecek AS	550,200	5,515,974
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	99,698	10,078,471
Constellation Brands, Inc. Class A (sub. vtg.) (a)	3,250,638	51,782,663
Diageo PLC sponsored ADR	341,112	23,676,584
Dr Pepper Snapple Group, Inc.	949,407	26,868,218
Embotelladora Andina SA sponsored ADR	493,800	10,073,520
Molson Coors Brewing Co. Class B	1,359,439	61,392,265
PepsiCo, Inc.	2,179,736	132,527,949
The Coca-Cola Co.	2,931,952	167,121,264
		574,112,430
Food & Staples Retailing - 3.0%
BJ's Wholesale Club, Inc. (a)	650,249	21,269,645
Costco Wholesale Corp.	463,600	27,431,212
CVS Caremark Corp.	4,252,807	136,982,913
Kroger Co.	2,150,189	44,143,380
Safeway, Inc.	2,548,171	54,250,561
Wal-Mart Stores, Inc.	1,885,197	100,763,780
Walgreen Co.	3,403,037	124,959,519
		509,801,010
Food Products - 1.2%
Archer Daniels Midland Co.	1,107,848	34,686,721
Ausnutria Dairy Hunan Co. Ltd. Class H	6,087,000	4,992,310
Bunge Ltd.	81,000	5,170,230
Dean Foods Co. (a)	1,171,028	21,125,345
Green Mountain Coffee Roasters, Inc. (a)	238,174	19,404,036
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Nestle SA (Reg.)	1,291,020	$ 62,590,375
Tyson Foods, Inc. Class A	226,412	2,778,075
Unilever NV (NY Shares)	1,366,405	44,175,874
Viterra, Inc. (a)	533,500	5,011,797
		199,934,763
Household Products - 2.1%
Colgate-Palmolive Co.	261,794	21,506,377
Energizer Holdings, Inc. (a)	448,670	27,494,498
Procter & Gamble Co.	5,258,869	318,845,227
		367,846,102
Personal Products - 0.4%
Avon Products, Inc.	2,189,520	68,969,880
Tobacco - 1.4%
Altria Group, Inc.	3,587,475	70,422,134
British American Tobacco PLC sponsored ADR	1,523,590	98,515,329
Philip Morris International, Inc.	1,329,454	64,066,388
Souza Cruz Industria Comerico	148,300	4,985,875
		237,989,726
TOTAL CONSUMER STAPLES		1,958,653,911
ENERGY - 11.3%
Energy Equipment & Services - 3.3%
Baker Hughes, Inc. (c)	1,545,700	62,569,936
Ensco International Ltd. ADR	901,634	36,011,262
Exterran Holdings, Inc. (a)	1,319,708	28,307,737
Halliburton Co.	1,364,800	41,066,832
Helmerich & Payne, Inc.	1,370,500	54,655,540
Nabors Industries Ltd. (a)	1,707,325	37,373,344
National Oilwell Varco, Inc.	569,441	25,106,654
Patterson-UTI Energy, Inc.	1,867,592	28,667,537
Pride International, Inc. (a)	1,907,830	60,878,855
Rowan Companies, Inc. (a)	397,300	8,994,872
Saipem SpA	826,825	28,527,749
Smith International, Inc.	1,423,350	38,672,420
Transocean Ltd. (a)	485,507	40,199,980
Weatherford International Ltd. (a)	4,159,300	74,493,063
		565,525,781
Oil, Gas & Consumable Fuels - 8.0%
Anadarko Petroleum Corp.	1,001,507	62,514,067
Arch Coal, Inc.	1,356,638	30,185,196
Arena Resources, Inc. (a)	382,470	16,492,106
BG Group PLC	3,849,886	69,810,764
Chesapeake Energy Corp.	867,434	22,449,192
Chevron Corp.	3,364,379	259,023,539

	Shares	Value
China Shenhua Energy Co. Ltd. (H Shares)	2,362,000	$ 11,465,433
Concho Resources, Inc. (a)	1,217,630	54,671,587
Denbury Resources, Inc. (a)	3,730,687	55,214,168
Energy Resources of Australia Ltd.	320,630	6,880,461
EXCO Resources, Inc.	833,739	17,700,279
Frontier Oil Corp.	1,506,468	18,137,875
InterOil Corp. (a)	73,400	5,637,854
Marathon Oil Corp.	668,004	20,855,085
Occidental Petroleum Corp.	1,385,534	112,713,191
PetroBakken Energy Ltd. Class A	1	31
Petrobank Energy & Resources Ltd. (a)	649,200	31,642,823
Petrohawk Energy Corp. (a)	3,198,943	76,742,643
Plains Exploration & Production Co. (a)	2,220,484	61,418,587
Range Resources Corp.	682,266	34,010,960
Royal Dutch Shell PLC Class B ADR	3,201,300	186,091,569
Southwestern Energy Co. (a)	1,503,636	72,475,255
Suncor Energy, Inc.	3,325,244	117,767,410
Ultra Petroleum Corp. (a)	629,541	31,388,914
Whiting Petroleum Corp. (a)	212,000	15,147,400
		1,390,436,389
TOTAL ENERGY		1,955,962,170
FINANCIALS - 13.2%
Capital Markets - 2.5%
Ameriprise Financial, Inc.	1,237,030	48,021,505
Bank of New York Mellon Corp.	3,622,652	101,325,576
Broadpoint Gleacher Securities Group, Inc. (a)	1,900,589	8,476,627
Charles Schwab Corp.	688,100	12,950,042
Evercore Partners, Inc. Class A	182,600	5,551,040
GFI Group, Inc.	686,882	3,139,051
Invesco Ltd.	1,752,390	41,163,641
Janus Capital Group, Inc.	711,252	9,566,339
Morgan Stanley	6,039,427	178,767,039
Nomura Holdings, Inc.	1,846,800	13,740,690
TD Ameritrade Holding Corp. (a)	227,800	4,414,764
		427,116,314
Commercial Banks - 3.5%
East West Bancorp, Inc. (a)(h)	627,754	8,926,662
Huntington Bancshares, Inc.	3,935,200	14,363,480
PNC Financial Services Group, Inc.	2,931,611	154,759,745
Standard Chartered PLC (United Kingdom)	495,323	12,608,131
SunTrust Banks, Inc.	2,141,763	43,456,371
Umpqua Holdings Corp.	818,050	10,970,051
Wells Fargo & Co.	13,374,709	360,983,396
		606,067,836
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - 0.5%
American Express Co.	1,497,747	$ 60,688,708
Discover Financial Services	1,663,449	24,469,335
		85,158,043
Diversified Financial Services - 3.5%
CME Group, Inc.	239,150	80,342,443
JPMorgan Chase & Co.	12,371,042	515,501,314
NBH Holdings Corp. Class A (a)(e)	813,800	16,479,450
		612,323,207
Insurance - 1.9%
ACE Ltd.	844,374	42,556,450
Aon Corp.	1,088,160	41,720,054
Conseco, Inc. (a)	3,241,779	16,208,895
Genworth Financial, Inc. Class A (a)	1,479,000	16,786,650
MetLife, Inc.	2,919,019	103,187,322
PartnerRe Ltd.	156,863	11,711,392
Progressive Corp.	2,470,168	44,438,322
Protective Life Corp.	981,200	16,238,860
Sony Financial Holdings, Inc.	4,725	12,302,427
The First American Corp.	879,105	29,107,167
		334,257,539
Real Estate Investment Trusts - 0.7%
Digital Realty Trust, Inc.	330,100	16,597,428
ProLogis Trust	4,305,110	58,936,956
SL Green Realty Corp.	288,827	14,510,668
Sunstone Hotel Investors, Inc.	1,003,816	8,913,886
U-Store-It Trust	1,862,871	13,636,216
		112,595,154
Real Estate Management & Development - 0.3%
BR Malls Participacoes SA (a)	1,445,500	17,763,976
Forestar Group, Inc. (a)	381,948	8,395,217
Indiabulls Real Estate Ltd. (a)	5,148,996	25,262,365
		51,421,558
Thrifts & Mortgage Finance - 0.3%
Ocwen Financial Corp. (a)	1,979,600	18,944,772
People's United Financial, Inc.	1,753,800	29,288,460
		48,233,232
TOTAL FINANCIALS		2,277,172,883
HEALTH CARE - 12.1%
Biotechnology - 1.4%
Acorda Therapeutics, Inc. (a)	253,500	6,393,270
Amgen, Inc. (a)	1,157,514	65,480,567
Biogen Idec, Inc. (a)	1,453,111	77,741,439
Genzyme Corp. (a)	993,400	48,686,534

	Shares	Value
Gilead Sciences, Inc. (a)	693,643	$ 30,020,869
Human Genome Sciences, Inc. (a)(c)	393,727	12,048,046
		240,370,725
Health Care Equipment & Supplies - 1.6%
C. R. Bard, Inc.	235,880	18,375,052
CareFusion Corp. (a)	933,843	23,355,413
Covidien PLC	2,331,222	111,642,222
Edwards Lifesciences Corp. (a)	440,971	38,298,331
ev3, Inc. (a)	1,119,945	14,940,066
Fisher & Paykel Healthcare Corp.	818,593	2,001,545
Mako Surgical Corp. (a)	1,139,693	12,650,592
Nobel Biocare Holding AG (Switzerland)	358,310	12,035,368
Quidel Corp. (a)	1,173,704	16,173,641
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	1,544,000	5,145,522
William Demant Holding AS (a)	294,824	22,261,891
		276,879,643
Health Care Providers & Services - 2.6%
CIGNA Corp.	1,838,439	64,841,744
Community Health Systems, Inc. (a)	565,052	20,115,851
Express Scripts, Inc. (a)	939,946	81,258,332
Health Net, Inc. (a)	1,713,030	39,896,469
Henry Schein, Inc. (a)	764,500	40,212,700
Medco Health Solutions, Inc. (a)	1,759,614	112,456,931
Sinopharm Group Co. Ltd. Class H	1,214,400	4,267,472
UnitedHealth Group, Inc.	2,645,651	80,639,442
		443,688,941
Life Sciences Tools & Services - 0.5%
Fluidigm Corp. warrants 9/10/10 (a)	1	0
Illumina, Inc. (a)	358,198	10,978,769
Life Technologies Corp. (a)	1,146,176	59,864,772
QIAGEN NV (a)	903,218	20,159,826
		91,003,367
Pharmaceuticals - 6.0%
Abbott Laboratories	2,052,833	110,832,454
Allergan, Inc.	1,754,068	110,523,825
Bayer AG	276,273	22,133,649
Johnson & Johnson	916,603	59,038,399
King Pharmaceuticals, Inc. (a)	1,980,883	24,305,434
Merck & Co., Inc.	7,439,766	271,849,050
Novo Nordisk AS Series B	341,541	21,814,260
Pfizer, Inc.	20,146,731	366,469,037
Sanofi-Aventis sponsored ADR	374,400	14,702,688
Shire PLC sponsored ADR	467,200	27,424,640
		1,029,093,436
TOTAL HEALTH CARE		2,081,036,112
INDUSTRIALS - 10.5%
Aerospace & Defense - 1.5%
Precision Castparts Corp.	357,621	39,463,477
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
Raytheon Co.	1,423,112	$ 73,318,730
United Technologies Corp.	2,175,880	151,027,831
		263,810,038
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	335,001	19,674,609
FedEx Corp.	895,300	74,712,785
United Parcel Service, Inc. Class B	797,856	45,772,999
		140,160,393
Airlines - 0.1%
Southwest Airlines Co.	1,870,416	21,378,855
Building Products - 0.3%
Armstrong World Industries, Inc. (a)	326,030	12,692,348
Masco Corp.	1,848,912	25,533,475
Owens Corning (a)	605,630	15,528,353
		53,754,176
Construction & Engineering - 0.3%
Jacobs Engineering Group, Inc. (a)	199,900	7,518,239
Quanta Services, Inc. (a)	2,037,199	42,455,227
		49,973,466
Electrical Equipment - 0.9%
Cooper Industries PLC Class A	1,062,775	45,316,726
Nexxus Lighting, Inc. (a)	110,139	374,473
Regal-Beloit Corp.	784,826	40,763,862
Renewable Energy Corp. AS (a)(c)	2,069,761	15,980,435
Saft Groupe SA	326,816	15,795,836
SunPower Corp. Class B (a)	1,245,015	26,083,064
		144,314,396
Industrial Conglomerates - 1.9%
Carlisle Companies, Inc.	402,277	13,782,010
General Electric Co.	14,546,785	220,092,857
Textron, Inc.	2,996,394	56,362,171
Tyco International Ltd.	1,140,900	40,707,312
		330,944,350
Machinery - 3.0%
Caterpillar, Inc.	994,900	56,699,351
Cummins, Inc.	1,713,256	78,569,920
Danaher Corp.	1,350,245	101,538,424
Deere & Co.	1,475,770	79,824,399
Dover Corp.	463,100	19,269,591
Eaton Corp.	1,187,820	75,569,108
Ingersoll-Rand Co. Ltd.	1,054,300	37,680,682
Navistar International Corp. (a)	765,223	29,575,869
Timken Co.	235,000	5,571,850
Toro Co.	470,392	19,667,090
Vallourec SA	74,581	13,565,623
		517,531,907

	Shares	Value
Professional Services - 0.2%
Manpower, Inc.	467,511	$ 25,516,750
Monster Worldwide, Inc. (a)	860,524	14,973,118
		40,489,868
Road & Rail - 1.3%
CSX Corp.	1,799,530	87,259,210
Hertz Global Holdings, Inc. (a)	1,652,459	19,697,311
Union Pacific Corp.	1,736,804	110,981,776
		217,938,297
Trading Companies & Distributors - 0.2%
W.W. Grainger, Inc.	295,026	28,567,368
TOTAL INDUSTRIALS		1,808,863,114
INFORMATION TECHNOLOGY - 19.9%
Communications Equipment - 0.5%
Aruba Networks, Inc. (a)	596,127	6,354,714
Ciena Corp. (a)(c)	909,558	9,859,609
D-Link Corp.	5,655,000	5,957,284
Juniper Networks, Inc. (a)	1,041,293	27,771,284
Sycamore Networks, Inc. (d)	1,522,934	31,844,550
ZTE Corp. (H Shares)	362,140	2,226,421
		84,013,862
Computers & Peripherals - 1.7%
Apple, Inc. (a)	607,642	128,127,392
Hewlett-Packard Co.	63,389	3,265,167
SanDisk Corp. (a)	5,572,901	161,558,400
Synaptics, Inc. (a)	131,100	4,018,215
		296,969,174
Electronic Equipment & Components - 0.7%
Agilent Technologies, Inc. (a)	1,684,051	52,323,465
BYD Co. Ltd. (H Shares) (a)	1,432,500	12,556,473
Corning, Inc.	901,617	17,410,224
Hon Hai Precision Industry Co. Ltd. (Foxconn)	2,029,400	9,610,944
Tyco Electronics Ltd.	1,209,760	29,699,608
		121,600,714
Internet Software & Services - 2.9%
eBay, Inc. (a)	3,664,429	86,260,659
Google, Inc. Class A (a)	573,825	355,760,024
WebMD Health Corp. (a)	1,701,219	65,479,919
		507,500,602
IT Services - 0.1%
RightNow Technologies, Inc. (a)	580,785	10,088,235
Semiconductors & Semiconductor Equipment - 11.2%
Advanced Micro Devices, Inc. (a)	4,690,278	45,401,891
Analog Devices, Inc.	3,741,906	118,169,391
Applied Materials, Inc.	15,303,025	213,324,169
Applied Micro Circuits Corp. (a)	429,220	3,206,273
ASML Holding NV (NY Shares)	6,816,200	232,364,258
ATMI, Inc. (a)(d)	1,718,269	31,994,169
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Avago Technologies Ltd.	895,875	$ 16,385,554
Brooks Automation, Inc. (a)(d)	3,437,440	29,493,235
Cymer, Inc. (a)	893,598	34,296,291
Entegris, Inc. (a)	3,751,258	19,806,642
Inotera Memories, Inc. (a)	55,189,000	46,494,016
Intel Corp.	5,340,153	108,939,121
KLA-Tencor Corp.	3,658,281	132,283,441
Kulicke & Soffa Industries, Inc. (a)	2,140,876	11,539,322
Lam Research Corp. (a)	3,242,145	127,124,505
Marvell Technology Group Ltd. (a)	6,978,723	144,808,502
MediaTek, Inc.	84,000	1,465,208
Micron Technology, Inc. (a)	22,817,702	240,954,933
Nanya Technology Corp. (a)	7,709,000	7,880,097
NVIDIA Corp. (a)	2,390,438	44,653,382
Photronics, Inc. (a)	1,399,329	6,227,014
Powertech Technology, Inc.	2,714,000	9,205,033
Realtek Semiconductor Corp.	3,207,000	9,473,632
Richtek Technology Corp.	463,700	4,739,916
Samsung Electronics Co. Ltd.	230,722	158,091,827
Taiwan Semiconductor Manufacturing Co. Ltd.	17,492,000	35,268,334
Teradyne, Inc. (a)	2,140,662	22,969,303
Tokyo Electron Ltd.	304,500	19,554,708
Varian Semiconductor Equipment Associates, Inc. (a)	1,278,742	45,881,263
		1,921,995,430
Software - 2.8%
BMC Software, Inc. (a)	662,234	26,555,583
Microsoft Corp.	15,087,566	460,019,887
		486,575,470
TOTAL INFORMATION TECHNOLOGY		3,428,743,487
MATERIALS - 3.5%
Chemicals - 2.0%
Air Products & Chemicals, Inc.	577,804	46,836,792
Airgas, Inc.	472,600	22,495,760
Albemarle Corp.	979,291	35,616,814
Dow Chemical Co.	3,102,000	85,708,260
Monsanto Co.	715,746	58,512,236
Praxair, Inc.	363,632	29,203,286
Solutia, Inc. (a)	1,246,400	15,829,280
The Mosaic Co.	395,000	23,593,350
Wacker Chemie AG	118,482	20,714,575
		338,510,353
Construction Materials - 0.1%
HeidelbergCement AG	125,334	8,654,122

	Shares	Value
Containers & Packaging - 0.3%
Ball Corp.	175,513	$ 9,074,022
Owens-Illinois, Inc. (a)	699,600	22,995,852
Rexam PLC	2,330,400	10,944,798
Temple-Inland, Inc.	489,400	10,331,234
		53,345,906
Metals & Mining - 1.0%
Allegheny Technologies, Inc.	234,100	10,480,657
AngloGold Ashanti Ltd. sponsored ADR	1,408,427	56,590,597
Freeport-McMoRan Copper & Gold, Inc.	658,200	52,846,878
Globe Specialty Metals, Inc.	158,700	1,491,780
Globe Specialty Metals, Inc. (Reg. S) (a)	2,093,133	19,675,450
Ivanhoe Mines Ltd. (a)	561,800	8,293,455
Nucor Corp.	510,000	23,791,500
		173,170,317
Paper & Forest Products - 0.1%
Weyerhaeuser Co.	587,936	25,363,559
TOTAL MATERIALS		599,044,257
TELECOMMUNICATION SERVICES - 3.3%
Diversified Telecommunication Services - 2.0%
CenturyTel, Inc.	1,730,120	62,647,645
Clearwire Corp.:
rights 6/21/10 (a)(c)	4,098,941	1,639,576
Class A (a)(c)	4,098,941	27,708,841
Qwest Communications International, Inc.	23,761,757	100,036,997
Verizon Communications, Inc.	4,841,179	160,388,260
		352,421,319
Wireless Telecommunication Services - 1.3%
American Tower Corp. Class A (a)	2,405,675	103,949,217
Leap Wireless International, Inc. (a)	880,054	15,444,948
NII Holdings, Inc. (a)	1,841,653	61,842,708
Vivo Participacoes SA sponsored ADR	1,389,245	43,066,595
		224,303,468
TOTAL TELECOMMUNICATION SERVICES		576,724,787
UTILITIES - 3.7%
Electric Utilities - 1.8%
American Electric Power Co., Inc.	3,086,200	107,368,898
Entergy Corp.	788,055	64,494,421
FirstEnergy Corp.	1,601,324	74,381,500
FPL Group, Inc.	1,203,071	63,546,210
		309,791,029
Independent Power Producers & Energy Traders - 0.5%
AES Corp.	1,124,044	14,961,026
Constellation Energy Group, Inc.	1,821,700	64,069,189
		79,030,215
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 1.4%
CenterPoint Energy, Inc.	4,272,219	$ 61,989,898
CMS Energy Corp.	2,191,950	34,325,937
DTE Energy Co.	236,859	10,324,684
PG&E Corp.	1,415,600	63,206,540
Sempra Energy	742,120	41,543,878
TECO Energy, Inc.	2,397,201	38,882,600
		250,273,537
TOTAL UTILITIES		639,094,781
TOTAL COMMON STOCKS (Cost $15,443,694,762)		16,892,255,451
Convertible Preferred Stocks - 0.7%

ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SandRidge Energy, Inc. 8.50% (a)(e)	46,800	6,625,944
FINANCIALS - 0.7%
Commercial Banks - 0.2%
East West Bancorp, Inc. Series C (a)(h)	10,839	16,670,958
Huntington Bancshares, Inc. 8.50%	18,015	15,132,600
		31,803,558
Diversified Financial Services - 0.5%
Bank of America Corp.	5,916,500	88,274,180
TOTAL FINANCIALS		120,077,738
HEALTH CARE - 0.0%
Life Sciences Tools & Services - 0.0%
Fluidigm Corp. (a)	412,471	2,887,297
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $127,694,599)		129,590,979
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0% 1/21/10 (f) (Cost $9,649,986)	$ 9,650,000	9,649,875
Money Market Funds - 1.9%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (g)	223,776,147	$ 223,776,147
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(g)	111,643,048	111,643,048
TOTAL MONEY MARKET FUNDS (Cost $335,419,195)		335,419,195
Cash Equivalents - 0.0%
Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.01%, dated 12/31/09 due 1/4/10 (Collateralized by U.S. Government Obligations) # (Cost $33,000)	$ 33,000	33,000
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $15,916,491,542)	17,366,948,500
NET OTHER ASSETS - (0.7)%	(128,403,220)
NET ASSETS - 100%	$ 17,238,545,280
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
982 CME E-mini S&P 500 Index Contracts	March 2010	$ 54,535,370	$ 661,279

The face value of futures purchased as a percentage of net assets - 0.3%
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $23,105,394 or 0.1% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $5,149,933.

(g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $29,909,745 or 0.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
East West Bancorp, Inc.	11/6/09	$ 5,674,896
East West Bancorp, Inc. Series C	11/6/09	$ 10,839,000
The Weinstein Co. II Holdings, LLC Class A-1	10/19/05	$ 11,499,000
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$33,000 due 1/04/10 at 0.01%
BNP Paribas Securities Corp.	$ 2,847
Mizuho Securities USA, Inc.	30,153
$ 33,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,387,009
Fidelity Securities Lending Cash Central Fund	2,553,520
Total	$ 3,940,529
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ATMI, Inc.	$ 14,908,466	$ 22,483,697	$ 9,081,235	$ -	$ 31,994,169
Brooks Automation, Inc.	17,233,146	2,379,522	-	-	29,493,235
Ciena Corp.	39,405,099	5,428,354	65,618,860	-	-
Cirrus Logic, Inc.	9,407,912	114,136	18,223,272	-	-
Concho Resources, Inc.	103,767,446	8,567,788	117,937,702	-	-
Mattson Technology, Inc.	4,737,298	-	4,503,771	-	-
Sycamore Networks, Inc.	53,078,090	-	13,415,928	609,174	31,844,550
Total	$ 242,537,457	$ 38,973,497	$ 228,780,768	$ 609,174	$ 93,331,954
Other Information

The following is a summary of the inputs used, as of December 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,566,959,949	$ 1,519,273,786	$ 43,374,038	$ 4,312,125
Consumer Staples	1,958,653,911	1,953,661,601	4,992,310	-
Energy	1,962,588,114	1,944,496,737	18,091,377	-
Financials	2,397,250,621	2,313,997,834	66,773,337	16,479,450
Health Care	2,083,923,409	2,071,623,118	9,412,994	2,887,297
Industrials	1,808,863,114	1,808,863,114	-	-
Information Technology	3,428,743,487	3,394,405,885	34,337,602	-
Materials	599,044,257	599,044,257	-	-
Telecommunication Services	576,724,787	576,724,787	-	-
Utilities	639,094,781	639,094,781	-	-
U.S. Government and Government Agency Obligations	9,649,875	-	9,649,875	-
Money Market Funds	335,419,195	335,419,195	-	-
Cash Equivalents	33,000	-	33,000	-
Total Investments in Securities:	$ 17,366,948,500	$ 17,156,605,095	$ 186,664,533	$ 23,678,872
Derivative Instruments:
Assets
Futures Contracts	$ 661,279	$ 661,279	$ -	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 44,610,724
Total Realized Gain (Loss)	(43,231,617)
Total Unrealized Gain (Loss)	20,476,805
Cost of Purchases	100,184,443
Proceeds of Sales	(98,361,483)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 23,678,872
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2009	$ (4,108,675)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of December 31, 2009. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 661,279	$ -
Total Value of Derivatives	$ 661,279	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.6%
United Kingdom	2.6%
Netherlands	1.8%
Switzerland	1.7%
Bermuda	1.4%
Canada	1.2%
Ireland	1.2%
Others (individually less than 1%)	5.5%
100.0%
Income Tax Information
At December 31, 2009, the fund had a capital loss carryforward of approximately $5,069,635,430 of which $2,732,126,551 and $2,337,508,879 will expire on December 31, 2016 and 2017, respectively.
The fund intends to elect to defer to its fiscal year ending December 31, 2010 approximately $123,297,333 of losses recognized during the period November 1, 2009 to December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2009

Assets
Investment in securities, at value (including securities loaned of $106,915,591 and repurchase agreements of $33,000) - See accompanying schedule: Unaffiliated issuers (cost $15,490,814,439)	$ 16,938,197,351
Fidelity Central Funds (cost $335,419,195)	335,419,195
Other affiliated issuers (cost $90,257,908)	93,331,954
Total Investments (cost $15,916,491,542)		$ 17,366,948,500
Cash		931
Foreign currency held at value (cost $2,025,690)		2,025,690
Receivable for investments sold		65,522,067
Receivable for fund shares sold		2,647,985
Dividends receivable		18,577,740
Interest receivable		18,707
Distributions receivable from Fidelity Central Funds		90,089
Prepaid expenses		74,246
Other receivables		1,159,920
Total assets		17,457,065,875

Liabilities
Payable for investments purchased	$ 60,404,823
Payable for fund shares redeemed	33,973,811
Accrued management fee	7,976,554
Distribution fees payable	1,715,965
Payable for daily variation on futures contracts	559,740
Other affiliated payables	1,119,320
Other payables and accrued expenses	1,127,334
Collateral on securities loaned, at value	111,643,048
Total liabilities		218,520,595

Net Assets		$ 17,238,545,280
Net Assets consist of:
Paid in capital		$ 21,296,085,115
Undistributed net investment income		4,097,167
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,512,770,359)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,451,133,357
Net Assets		$ 17,238,545,280

Statement of Assets and Liabilities - continued

December 31, 2009

Initial Class: Net Asset Value, offering price and redemption price per share ($7,405,227,625 ÷ 359,081,095 shares)	$ 20.62

Service Class: Net Asset Value, offering price and redemption price per share ($1,784,819,906 ÷ 86,859,230 shares)	$ 20.55

Service Class 2: Net Asset Value, offering price and redemption price per share ($7,577,736,642 ÷ 373,489,024 shares)	$ 20.29

Service Class 2R: Net Asset Value, offering price and redemption price per share ($13,285,091 ÷ 656,377 shares)	$ 20.24

Investor Class: Net Asset Value, offering price and redemption price per share ($457,476,016 ÷ 22,252,460 shares)	$ 20.56

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2009

Investment Income
Dividends (including $609,174 earned from other affiliated issuers)		$ 294,762,359
Interest		239,564
Income from Fidelity Central Funds		3,940,529
Total income		298,942,452

Expenses
Management fee	$ 84,507,370
Transfer agent fees	12,074,363
Distribution fees	18,190,142
Accounting and security lending fees	1,669,792
Custodian fees and expenses	892,667
Independent trustees' compensation	105,607
Appreciation in deferred trustee compensation account	50
Audit	121,920
Legal	97,403
Miscellaneous	1,393,546
Total expenses before reductions	119,052,860
Expense reductions	(2,158,503)	116,894,357
Net investment income (loss)		182,048,095
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,144,090,154)
Other affiliated issuers	(84,242,910)
Foreign currency transactions	(1,993,280)
Futures contracts	18,488,512
Capital gain distributions from Fidelity Central Funds	8,312
Total net realized gain (loss)		(1,211,829,520)
Change in net unrealized appreciation (depreciation) on: Investment securities	5,677,867,612
Assets and liabilities in foreign currencies	(182,992)
Futures contracts	(846,532)
Total change in net unrealized appreciation (depreciation)		5,676,838,088
Net gain (loss)		4,465,008,568
Net increase (decrease) in net assets resulting from operations		$ 4,647,056,663

Statement of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 182,048,095	$ 194,705,306
Net realized gain (loss)	(1,211,829,520)	(4,169,606,650)
Change in net unrealized appreciation (depreciation)	5,676,838,088	(6,750,334,661)
Net increase (decrease) in net assets resulting from operations	4,647,056,663	(10,725,236,005)
Distributions to shareholders from net investment income	(191,893,175)	(185,329,200)
Distributions to shareholders from net realized gain	(4,181,790)	(591,923,050)
Total distributions	(196,074,965)	(777,252,250)
Share transactions - net increase (decrease)	(1,477,532,238)	480,366,818
Redemption fees	784	26,163
Total increase (decrease) in net assets	2,973,450,244	(11,022,095,274)

Net Assets
Beginning of period	14,265,095,036	25,287,190,310
End of period (including undistributed net investment income of $4,097,167 and $9,694,125, respectively)	$ 17,238,545,280	$ 14,265,095,036

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 15.39	$ 27.90	$ 31.47	$ 31.03	$ 26.62
Income from Investment Operations
Net investment income (loss) C	.23	.24	.34	.27	.18
Net realized and unrealized gain (loss)	5.26	(11.87)	5.17	3.30	4.32
Total from investment operations	5.49	(11.63)	5.51	3.57	4.50
Distributions from net investment income	(.25)	(.23)	(.33)	(.42)	(.08)
Distributions from net realized gain	(.01)	(.65)	(8.75)	(2.71)	(.01)
Total distributions	(.26) I	(.88)	(9.08)	(3.13)	(.09) H
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 20.62	$ 15.39	$ 27.90	$ 31.47	$ 31.03
Total Return A, B	35.71%	(42.51)%	17.59%	11.72%	16.94%
Ratios to Average Net Assets D, F
Expenses before reductions	.67%	.66%	.65%	.66%	.66%
Expenses net of fee waivers, if any	.67%	.66%	.65%	.66%	.66%
Expenses net of all reductions	.65%	.65%	.64%	.65%	.64%
Net investment income (loss)	1.33%	1.07%	1.00%	.85%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,405,228	$ 6,240,871	$ 12,371,009	$ 11,595,588	$ 11,099,527
Portfolio turnover rate E	145%	172%	134%	75%	60%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share. H Total distributions of $.09 per share is comprised of distributions from net investment income of $.080 and distributions from net realized gain of $.005 per share. I Total distributions of $.26 per share is comprised of distributions from net investment income of $.250 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 15.33	$ 27.80	$ 31.38	$ 30.93	$ 26.53
Income from Investment Operations
Net investment income (loss) C	.21	.21	.30	.24	.16
Net realized and unrealized gain (loss)	5.25	(11.83)	5.16	3.28	4.30
Total from investment operations	5.46	(11.62)	5.46	3.52	4.46
Distributions from net investment income	(.23)	(.20)	(.29)	(.36)	(.06)
Distributions from net realized gain	(.01)	(.65)	(8.75)	(2.71)	(.01)
Total distributions	(.24) I	(.85)	(9.04)	(3.07)	(.06) H
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 20.55	$ 15.33	$ 27.80	$ 31.38	$ 30.93
Total Return A, B	35.66%	(42.61)%	17.51%	11.59%	16.85%
Ratios to Average Net Assets D, F
Expenses before reductions	.77%	.76%	.75%	.76%	.76%
Expenses net of fee waivers, if any	.77%	.76%	.75%	.76%	.76%
Expenses net of all reductions	.75%	.75%	.74%	.75%	.74%
Net investment income (loss)	1.23%	.97%	.90%	.75%	.56%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,784,820	$ 1,497,734	$ 3,008,644	$ 2,766,343	$ 2,503,244
Portfolio turnover rate E	145%	172%	134%	75%	60%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share. H Total distributions of $.06 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.005 per share. I Total distributions of $.24 per share is comprised of distributions from net investment income of $.232 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 15.14	$ 27.46	$ 31.11	$ 30.69	$ 26.35
Income from Investment Operations
Net investment income (loss) C	.18	.18	.25	.19	.11
Net realized and unrealized gain (loss)	5.18	(11.67)	5.11	3.26	4.27
Total from investment operations	5.36	(11.49)	5.36	3.45	4.38
Distributions from net investment income	(.21)	(.18)	(.26)	(.32)	(.04)
Distributions from net realized gain	(.01)	(.65)	(8.75)	(2.71)	(.01)
Total distributions	(.21) I	(.83)	(9.01)	(3.03)	(.04) H
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 20.29	$ 15.14	$ 27.46	$ 31.11	$ 30.69
Total Return A, B	35.47%	(42.69)%	17.30%	11.43%	16.65%
Ratios to Average Net Assets D, F
Expenses before reductions	.92%	.91%	.90%	.91%	.91%
Expenses net of fee waivers, if any	.92%	.91%	.90%	.91%	.91%
Expenses net of all reductions	.90%	.90%	.89%	.90%	.89%
Net investment income (loss)	1.08%	.82%	.75%	.60%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,577,737	$ 6,187,985	$ 9,339,663	$ 6,185,595	$ 3,247,909
Portfolio turnover rate E	145%	172%	134%	75%	60%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share. H Total distributions of $.04 per share is comprised of distributions from net investment income of $.035 and distributions from net realized gain of $.005 per share. I Total distributions of $.21 per share is comprised of distributions from net investment income of $.205 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class 2R

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 15.10	$ 27.35	$ 31.02	$ 30.61	$ 26.29
Income from Investment Operations
Net investment income (loss) C	.18	.18	.25	.19	.11
Net realized and unrealized gain (loss)	5.17	(11.62)	5.09	3.25	4.27
Total from investment operations	5.35	(11.44)	5.34	3.44	4.38
Distributions from net investment income	(.20)	(.16)	(.26)	(.32)	(.05)
Distributions from net realized gain	(.01)	(.65)	(8.75)	(2.71)	(.01)
Total distributions	(.21) I	(.81)	(9.01)	(3.03)	(.06) H
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 20.24	$ 15.10	$ 27.35	$ 31.02	$ 30.61
Total Return A, B	35.46%	(42.69)%	17.30%	11.43%	16.67%
Ratios to Average Net Assets D, F
Expenses before reductions	.92%	.91%	.90%	.91%	.91%
Expenses net of fee waivers, if any	.92%	.91%	.90%	.91%	.91%
Expenses net of all reductions	.90%	.90%	.89%	.90%	.89%
Net investment income (loss)	1.08%	.82%	.75%	.60%	.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,285	$ 13,585	$ 35,606	$ 26,707	$ 19,596
Portfolio turnover rate E	145%	172%	134%	75%	60%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share. H Total distributions of $.06 per share is comprised of distributions from net investment income of $.050 and distributions from net realized gain of $.005 per share. I Total distributions of $.21 per share is comprised of distributions from net investment income of $.200 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 15.34	$ 27.82	$ 31.41	$ 31.00	$ 28.34
Income from Investment Operations
Net investment income (loss) E	.21	.21	.30	.23	.06
Net realized and unrealized gain (loss)	5.25	(11.83)	5.16	3.30	2.60
Total from investment operations	5.46	(11.62)	5.46	3.53	2.66
Distributions from net investment income	(.24)	(.21)	(.30)	(.41)	-
Distributions from net realized gain	(.01)	(.65)	(8.75)	(2.71)	-
Total distributions	(.24) K	(.86)	(9.05)	(3.12)	-
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 20.56	$ 15.34	$ 27.82	$ 31.41	$ 31.00
Total Return B, C, D	35.66%	(42.60)%	17.47%	11.60%	9.39%
Ratios to Average Net Assets F, I
Expenses before reductions	.77%	.75%	.76%	.78%	.83% A
Expenses net of fee waivers, if any	.77%	.75%	.76%	.78%	.83% A
Expenses net of all reductions	.75%	.74%	.75%	.78%	.81% A
Net investment income (loss)	1.23%	.98%	.89%	.73%	.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 457,476	$ 324,919	$ 532,268	$ 315,995	$ 88,673
Portfolio turnover rate G	145%	172%	134%	75%	60%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share. K Total distributions of $.24 per share is comprised of distributions from net investment income of $.235 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2009

1. Organization.

VIP Contrafund Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, February 12, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2009, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2009, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from Fidelity Central Funds, futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,540,615,302
Gross unrealized depreciation	(1,410,568,861)
Net unrealized appreciation (depreciation)	$ 1,130,046,441

Tax Cost	$ 16,236,902,059

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,626,374
Capital loss carryforward	$ (5,069,635,430)
Net unrealized appreciation (depreciation)	$ 1,130,061,559

The tax character of distributions paid was as follows:

	December 31, 2009	December 31, 2008
Ordinary Income	$ 196,074,965	$ 203,542,217
Long-term Capital Gains	-	573,710,033
Total	$ 196,074,965	$ 777,252,250

Trading (Redemption) Fees. Service Class 2 R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risk relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may exceed any futures variation margin reflected in the Fund's Statement of Assets and Liabilities and may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the

Annual Report

5. Investments in Derivative Instruments - continued

Futures Contracts - continued

futures against default. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations. The total underlying face amount of all open futures contracts at period end is indicative of the volume of this derivative type.

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ 18,488,512	$ (846,532)
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)(b)	$ 18,488,512	$ (846,532)

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $18,488,512 for futures contracts.

(b) Total derivatives change in unrealized gain (loss) included in the Statement of Operations is comprised of $(846,532) for futures contracts.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $21,225,293,391 and $22,523,994,519, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 1,553,462
Service Class 2	16,604,814
Service Class 2 R	31,866
$ 18,190,142

Annual Report

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 5,037,805
Service Class	1,212,685
Service Class 2	5,170,393
Service Class 2R	9,934
Investor Class	643,546
$ 12,074,363

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $435,236 for the period.

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $75,366 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $2,553,520.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,154,911 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,592.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2009	2008
From net investment income
Initial Class	$ 89,825,612	$ 90,602,902
Service Class	20,191,848	19,549,112
Service Class 2	76,591,597	70,722,525
Service Class 2R	133,806	140,284
Investor Class	5,150,312	4,314,377
Total	$ 191,893,175	$ 185,329,200
From net realized gain
Initial Class	$ 1,784,525	$ 283,640,043
Service Class	432,148	69,350,695
Service Class 2	1,851,990	225,574,285
Service Class 2R	3,263	752,454
Investor Class	109,864	12,605,573
Total	$ 4,181,790	$ 591,923,050

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Initial Class
Shares sold	14,081,895	17,214,323	$ 237,639,561	$ 367,447,891
Reinvestment of distributions	4,636,839	17,689,881	91,610,137	374,242,945
Shares redeemed	(65,265,249)	(72,624,796)	(1,075,039,384)	(1,561,195,619)
Net increase (decrease)	(46,546,515)	(37,720,592)	$ (745,789,686)	$ (819,504,783)
Service Class
Shares sold	6,280,159	10,045,032	$ 104,665,220	$ 217,511,353
Reinvestment of distributions	1,049,443	4,168,313	20,623,996	88,899,807
Shares redeemed	(18,151,640)	(24,772,545)	(296,874,025)	(531,153,700)
Net increase (decrease)	(10,822,038)	(10,559,200)	$ (171,584,809)	$ (224,742,540)
Service Class 2
Shares sold	57,118,843	104,589,963	$ 927,455,049	$ 2,230,223,383
Reinvestment of distributions	4,056,980	14,208,979	78,443,587	296,296,810
Shares redeemed	(96,296,164)	(50,282,276)	(1,585,826,463)	(1,046,285,042)
Net increase (decrease)	(35,120,341)	68,516,666	$ (579,927,827)	$ 1,480,235,151
Service Class 2R
Shares sold	142,133	315,752	$ 2,366,097	$ 7,183,840
Reinvestment of distributions	7,152	41,099	137,069	892,738
Shares redeemed	(392,336)	(759,151)	(6,296,651)	(16,276,836)
Net increase (decrease)	(243,051)	(402,300)	$ (3,793,485)	$ (8,200,258)
Investor Class
Shares sold	2,899,284	3,617,047	$ 50,858,034	$ 82,390,947
Reinvestment of distributions	266,531	807,800	5,260,176	16,919,950
Shares redeemed	(2,091,088)	(2,380,010)	(32,554,641)	(46,731,649)
Net increase (decrease)	1,074,727	2,044,837	$ 23,563,569	$ 52,579,248

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 18% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Contrafund Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Contrafund Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1988

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Initial Class, Service Class, Service Class 2 and Investor Class designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Contrafund Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Contrafund Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the fourth quartile for the one-year period, the second quartile for the three-year period, and the first quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Initial Class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Initial Class through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Contrafund Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2008.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCON-ANN-0210
1.540131.112

Fidelity® Variable Insurance Products:
Contrafund Portfolio - Service Class 2R

Annual Report

December 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site a http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years
VIP Contrafund - Service Class 2RA	35.46%	3.43%	2.56%

A The initial offering of Service Class 2R shares took place on April 24, 2002. Performance for Service Class 2R shares reflects an asset-based service fee (12b-1 fee). Returns from January 12, 2000 to April 24, 2002 are those of Service Class 2. Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2R's 12b-1 fee been reflected, returns prior to January 12, 2000 may have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Contrafund Portfolio - Service Class 2R on December 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period. The initial offering of Service Class 2R took place on April 24, 2002. See above for additional information regarding the performance of Service Class 2R.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In 2009, most global markets saw both crippling lows and considerable highs. After a dismal start, the economy began to show signs of improvement, suggesting that a recovery was on the horizon. Credit markets began to heal as fiscal and monetary stimulus efforts around the world started to take effect, and corporate earnings staged an impressive rebound, fueled in large part by massive cost cutting. As a result, the flight to quality that marked most of 2008 and early 2009 shifted in March as investors flocked to riskier asset categories. The U.S. equity market, as measured by the bellwether Standard & Poor's 500SM Index and the blue-chip proxy Dow Jones Industrial AverageSM, reflected this changing environment, gaining 26.46% and 22.68%, respectively. Meanwhile, the technology-laden Nasdaq Composite® Index rose 45.32%. Foreign stocks also produced strong gains, as illustrated by the 31.93% jump of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. Emerging-markets stocks, which suffered their worst calendar-year performance ever in 2008, posted record returns this past year, with the MSCI Emerging Markets Index soaring 79.02%. A depreciating U.S. dollar helped bolster returns for U.S. investors in foreign equities.

Comments from Robert Stansky, Co-Portfolio Manager and Head of Fidelity's Multi-Manager Group, which manages VIP Contrafund Portfolio: Performance of the fund was very strong in 2009, with solid stock selection helping us achieve outsized returns in nine of the 10 market sectors represented in the S&P® index, which gained 26.46%. (For specific portfolio results, please refer to the performance section of this report.) The lone sector that underperformed did so only marginally. Overall, the fund included a mix of companies of varying size, as well as aggressiveness in terms of valuation metrics such as forecasted price-to-earnings (P/E) ratios and price-to-book ratios. Overall performance was strong, reflecting the insights of our sector-focused managers. The top individual contributors included a mix of overweighted and underweighted stocks, with overall sector positioning roughly in line with the benchmark. Energy led the way during the year, as the fund was positioned to benefit from higher energy prices. Our largest boost came from not owning integrated oil giant Exxon Mobil, a large index component that underperformed the energy sector in 2009. Other contributors in energy included Weatherford International, a maker of oil-field services equipment, and an out-of-index stake in oil and gas exploration company Petrohawk Energy. The technology sector also boosted overall performance, with solid stock picks and an overweighting in the semiconductor industry helping the most. Our strongest performers in this industry included Micron Technology and three out-of-benchmark names - Dutch-based ASML Holding, Marvell Technology Group and South Korea's Samsung Electronics. Stock selection in financials also helped, especially Bank of America and US Bancorp. Conversely, we were hurt by underexposure to some strong names in technology hardware/equipment and software/services, including Apple, IBM and Google. Some of the stocks mentioned were sold by period end.

Note to shareholders: Nathan Strik will become Co-Manager of the fund's energy sector investments on January 11, 2010.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009
Initial Class	.66%
Actual		$ 1,000.00	$ 1,248.60	$ 3.74
HypotheticalA		$ 1,000.00	$ 1,021.88	$ 3.36
Service Class	.76%
Actual		$ 1,000.00	$ 1,248.50	$ 4.31
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.87
Service Class 2.91%
Actual		$ 1,000.00	$ 1,247.00	$ 5.15
HypotheticalA		$ 1,000.00	$ 1,020.62	$ 4.63
Service Class 2R	.91%
Actual		$ 1,000.00	$ 1,247.40	$ 5.15
HypotheticalA		$ 1,000.00	$ 1,020.62	$ 4.63
Investor Class	.75%
Actual		$ 1,000.00	$ 1,248.60	$ 4.25
HypotheticalA		$ 1,000.00	$ 1,021.42	$ 3.82

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.0	2.0
Microsoft Corp.	2.7	2.7
Pfizer, Inc.	2.1	1.4
Wells Fargo & Co.	2.1	1.6
Google, Inc. Class A	2.0	0.0
Procter & Gamble Co.	1.8	1.5
Merck & Co., Inc.	1.6	0.0
Chevron Corp.	1.5	1.3
Micron Technology, Inc.	1.4	0.8
ASML Holding NV (NY Shares)	1.4	1.6
	19.6
Market Sectors as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.9	17.3
Financials	13.9	12.8
Health Care	12.1	13.2
Consumer Staples	11.4	11.4
Energy	11.3	10.9
Industrials	10.5	9.7
Consumer Discretionary	9.1	8.5
Utilities	3.7	4.0
Materials	3.5	2.9
Telecommunication Services	3.3	3.0
Asset Allocation (% of fund's net assets)
As of December 31, 2009*		As of June 30, 2009**
	Stocks and Equity Futures 99.0%		Stocks and Equity Futures 98.9%
	Bonds 0.0%		Bonds 0.0%	*
	Short-Term Investments and Net Other Assets 1.0%		Short-Term Investments and Net Other Assets 1.1%
* Foreign investments	15.4%	** Foreign investments	16.4%

* Amount represents less than 0.1%.

Annual Report

Investments December 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
CONSUMER DISCRETIONARY - 9.1%
Auto Components - 0.5%
BorgWarner, Inc.	510,800	$ 16,968,776
Johnson Controls, Inc.	2,000,100	54,482,724
TRW Automotive Holdings Corp. (a)	634,175	15,144,099
		86,595,599
Automobiles - 0.2%
Harley-Davidson, Inc.	1,164,700	29,350,440
Distributors - 0.2%
Li & Fung Ltd.	7,351,000	30,391,072
Diversified Consumer Services - 0.2%
Educomp Solutions Ltd.	2,837,468	43,641,125
Hotels, Restaurants & Leisure - 0.7%
Las Vegas Sands Corp. (a)(c)	983,100	14,687,514
McDonald's Corp.	515,817	32,207,613
Royal Caribbean Cruises Ltd. (a)(c)	1,316,300	33,276,064
Starwood Hotels & Resorts Worldwide, Inc.	909,100	33,245,787
		113,416,978
Household Durables - 0.3%
Black & Decker Corp.	282,034	18,284,264
D.R. Horton, Inc.	1,307,200	14,209,264
Newell Rubbermaid, Inc.	1,504,000	22,575,040
		55,068,568
Internet & Catalog Retail - 0.7%
Amazon.com, Inc. (a)	657,665	88,469,096
Expedia, Inc. (a)	1,045,938	26,891,066
		115,360,162
Leisure Equipment & Products - 0.0%
Brunswick Corp.	687,687	8,740,502
Media - 3.2%
Central European Media Enterprises Ltd. Class A (a)(c)	539,000	12,725,790
Comcast Corp. Class A	3,930,619	66,270,236
DIRECTV (a)	1,748,100	58,299,135
Discovery Communications, Inc. (a)	528,030	16,194,680
DISH Network Corp. Class A	828,210	17,201,922
DreamWorks Animation SKG, Inc.Class A (a)	582,018	23,251,619
Interpublic Group of Companies, Inc. (a)	2,554,300	18,850,734
Liberty Global, Inc. Class A (a)	739,200	16,195,872
McGraw-Hill Companies, Inc.	1,309,527	43,882,250
The Walt Disney Co.	4,654,543	150,109,012
The Weinstein Co. II Holdings, LLC Class A-1 (a)(h)	11,499	4,312,125
Time Warner Cable, Inc.	1,251,543	51,801,365
Viacom, Inc. Class B (non-vtg.) (a)	2,326,416	69,164,348
		548,259,088
Multiline Retail - 0.5%
Target Corp.	1,892,200	91,525,714

	Shares	Value
Specialty Retail - 2.4%
Best Buy Co., Inc.	1,474,822	$ 58,196,476
Home Depot, Inc.	4,122,400	119,261,032
Inditex SA	375,296	23,313,123
Lowe's Companies, Inc.	4,118,800	96,338,732
Ross Stores, Inc.	413,600	17,664,856
Sally Beauty Holdings, Inc. (a)	2,017,121	15,430,976
Tiffany & Co., Inc.	420,300	18,072,900
TJX Companies, Inc.	1,353,552	49,472,326
Urban Outfitters, Inc. (a)	514,500	18,002,355
		415,752,776
Textiles, Apparel & Luxury Goods - 0.2%
LVMH Moet Hennessy - Louis Vuitton	141,472	15,874,959
Ports Design Ltd.	4,211,000	12,982,966
		28,857,925
TOTAL CONSUMER DISCRETIONARY		1,566,959,949
CONSUMER STAPLES - 11.4%
Beverages - 3.3%
Anheuser-Busch InBev SA NV	842,457	43,896,139
Coca-Cola Enterprises, Inc.	1,476,658	31,305,150
Coca-Cola FEMSA SAB de CV sponsored ADR	150,247	9,874,233
Coca-Cola Icecek AS	550,200	5,515,974
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	99,698	10,078,471
Constellation Brands, Inc. Class A (sub. vtg.) (a)	3,250,638	51,782,663
Diageo PLC sponsored ADR	341,112	23,676,584
Dr Pepper Snapple Group, Inc.	949,407	26,868,218
Embotelladora Andina SA sponsored ADR	493,800	10,073,520
Molson Coors Brewing Co. Class B	1,359,439	61,392,265
PepsiCo, Inc.	2,179,736	132,527,949
The Coca-Cola Co.	2,931,952	167,121,264
		574,112,430
Food & Staples Retailing - 3.0%
BJ's Wholesale Club, Inc. (a)	650,249	21,269,645
Costco Wholesale Corp.	463,600	27,431,212
CVS Caremark Corp.	4,252,807	136,982,913
Kroger Co.	2,150,189	44,143,380
Safeway, Inc.	2,548,171	54,250,561
Wal-Mart Stores, Inc.	1,885,197	100,763,780
Walgreen Co.	3,403,037	124,959,519
		509,801,010
Food Products - 1.2%
Archer Daniels Midland Co.	1,107,848	34,686,721
Ausnutria Dairy Hunan Co. Ltd. Class H	6,087,000	4,992,310
Bunge Ltd.	81,000	5,170,230
Dean Foods Co. (a)	1,171,028	21,125,345
Green Mountain Coffee Roasters, Inc. (a)	238,174	19,404,036
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Nestle SA (Reg.)	1,291,020	$ 62,590,375
Tyson Foods, Inc. Class A	226,412	2,778,075
Unilever NV (NY Shares)	1,366,405	44,175,874
Viterra, Inc. (a)	533,500	5,011,797
		199,934,763
Household Products - 2.1%
Colgate-Palmolive Co.	261,794	21,506,377
Energizer Holdings, Inc. (a)	448,670	27,494,498
Procter & Gamble Co.	5,258,869	318,845,227
		367,846,102
Personal Products - 0.4%
Avon Products, Inc.	2,189,520	68,969,880
Tobacco - 1.4%
Altria Group, Inc.	3,587,475	70,422,134
British American Tobacco PLC sponsored ADR	1,523,590	98,515,329
Philip Morris International, Inc.	1,329,454	64,066,388
Souza Cruz Industria Comerico	148,300	4,985,875
		237,989,726
TOTAL CONSUMER STAPLES		1,958,653,911
ENERGY - 11.3%
Energy Equipment & Services - 3.3%
Baker Hughes, Inc. (c)	1,545,700	62,569,936
Ensco International Ltd. ADR	901,634	36,011,262
Exterran Holdings, Inc. (a)	1,319,708	28,307,737
Halliburton Co.	1,364,800	41,066,832
Helmerich & Payne, Inc.	1,370,500	54,655,540
Nabors Industries Ltd. (a)	1,707,325	37,373,344
National Oilwell Varco, Inc.	569,441	25,106,654
Patterson-UTI Energy, Inc.	1,867,592	28,667,537
Pride International, Inc. (a)	1,907,830	60,878,855
Rowan Companies, Inc. (a)	397,300	8,994,872
Saipem SpA	826,825	28,527,749
Smith International, Inc.	1,423,350	38,672,420
Transocean Ltd. (a)	485,507	40,199,980
Weatherford International Ltd. (a)	4,159,300	74,493,063
		565,525,781
Oil, Gas & Consumable Fuels - 8.0%
Anadarko Petroleum Corp.	1,001,507	62,514,067
Arch Coal, Inc.	1,356,638	30,185,196
Arena Resources, Inc. (a)	382,470	16,492,106
BG Group PLC	3,849,886	69,810,764
Chesapeake Energy Corp.	867,434	22,449,192
Chevron Corp.	3,364,379	259,023,539

	Shares	Value
China Shenhua Energy Co. Ltd. (H Shares)	2,362,000	$ 11,465,433
Concho Resources, Inc. (a)	1,217,630	54,671,587
Denbury Resources, Inc. (a)	3,730,687	55,214,168
Energy Resources of Australia Ltd.	320,630	6,880,461
EXCO Resources, Inc.	833,739	17,700,279
Frontier Oil Corp.	1,506,468	18,137,875
InterOil Corp. (a)	73,400	5,637,854
Marathon Oil Corp.	668,004	20,855,085
Occidental Petroleum Corp.	1,385,534	112,713,191
PetroBakken Energy Ltd. Class A	1	31
Petrobank Energy & Resources Ltd. (a)	649,200	31,642,823
Petrohawk Energy Corp. (a)	3,198,943	76,742,643
Plains Exploration & Production Co. (a)	2,220,484	61,418,587
Range Resources Corp.	682,266	34,010,960
Royal Dutch Shell PLC Class B ADR	3,201,300	186,091,569
Southwestern Energy Co. (a)	1,503,636	72,475,255
Suncor Energy, Inc.	3,325,244	117,767,410
Ultra Petroleum Corp. (a)	629,541	31,388,914
Whiting Petroleum Corp. (a)	212,000	15,147,400
		1,390,436,389
TOTAL ENERGY		1,955,962,170
FINANCIALS - 13.2%
Capital Markets - 2.5%
Ameriprise Financial, Inc.	1,237,030	48,021,505
Bank of New York Mellon Corp.	3,622,652	101,325,576
Broadpoint Gleacher Securities Group, Inc. (a)	1,900,589	8,476,627
Charles Schwab Corp.	688,100	12,950,042
Evercore Partners, Inc. Class A	182,600	5,551,040
GFI Group, Inc.	686,882	3,139,051
Invesco Ltd.	1,752,390	41,163,641
Janus Capital Group, Inc.	711,252	9,566,339
Morgan Stanley	6,039,427	178,767,039
Nomura Holdings, Inc.	1,846,800	13,740,690
TD Ameritrade Holding Corp. (a)	227,800	4,414,764
		427,116,314
Commercial Banks - 3.5%
East West Bancorp, Inc. (a)(h)	627,754	8,926,662
Huntington Bancshares, Inc.	3,935,200	14,363,480
PNC Financial Services Group, Inc.	2,931,611	154,759,745
Standard Chartered PLC (United Kingdom)	495,323	12,608,131
SunTrust Banks, Inc.	2,141,763	43,456,371
Umpqua Holdings Corp.	818,050	10,970,051
Wells Fargo & Co.	13,374,709	360,983,396
		606,067,836
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - 0.5%
American Express Co.	1,497,747	$ 60,688,708
Discover Financial Services	1,663,449	24,469,335
		85,158,043
Diversified Financial Services - 3.5%
CME Group, Inc.	239,150	80,342,443
JPMorgan Chase & Co.	12,371,042	515,501,314
NBH Holdings Corp. Class A (a)(e)	813,800	16,479,450
		612,323,207
Insurance - 1.9%
ACE Ltd.	844,374	42,556,450
Aon Corp.	1,088,160	41,720,054
Conseco, Inc. (a)	3,241,779	16,208,895
Genworth Financial, Inc. Class A (a)	1,479,000	16,786,650
MetLife, Inc.	2,919,019	103,187,322
PartnerRe Ltd.	156,863	11,711,392
Progressive Corp.	2,470,168	44,438,322
Protective Life Corp.	981,200	16,238,860
Sony Financial Holdings, Inc.	4,725	12,302,427
The First American Corp.	879,105	29,107,167
		334,257,539
Real Estate Investment Trusts - 0.7%
Digital Realty Trust, Inc.	330,100	16,597,428
ProLogis Trust	4,305,110	58,936,956
SL Green Realty Corp.	288,827	14,510,668
Sunstone Hotel Investors, Inc.	1,003,816	8,913,886
U-Store-It Trust	1,862,871	13,636,216
		112,595,154
Real Estate Management & Development - 0.3%
BR Malls Participacoes SA (a)	1,445,500	17,763,976
Forestar Group, Inc. (a)	381,948	8,395,217
Indiabulls Real Estate Ltd. (a)	5,148,996	25,262,365
		51,421,558
Thrifts & Mortgage Finance - 0.3%
Ocwen Financial Corp. (a)	1,979,600	18,944,772
People's United Financial, Inc.	1,753,800	29,288,460
		48,233,232
TOTAL FINANCIALS		2,277,172,883
HEALTH CARE - 12.1%
Biotechnology - 1.4%
Acorda Therapeutics, Inc. (a)	253,500	6,393,270
Amgen, Inc. (a)	1,157,514	65,480,567
Biogen Idec, Inc. (a)	1,453,111	77,741,439
Genzyme Corp. (a)	993,400	48,686,534

	Shares	Value
Gilead Sciences, Inc. (a)	693,643	$ 30,020,869
Human Genome Sciences, Inc. (a)(c)	393,727	12,048,046
		240,370,725
Health Care Equipment & Supplies - 1.6%
C. R. Bard, Inc.	235,880	18,375,052
CareFusion Corp. (a)	933,843	23,355,413
Covidien PLC	2,331,222	111,642,222
Edwards Lifesciences Corp. (a)	440,971	38,298,331
ev3, Inc. (a)	1,119,945	14,940,066
Fisher & Paykel Healthcare Corp.	818,593	2,001,545
Mako Surgical Corp. (a)	1,139,693	12,650,592
Nobel Biocare Holding AG (Switzerland)	358,310	12,035,368
Quidel Corp. (a)	1,173,704	16,173,641
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	1,544,000	5,145,522
William Demant Holding AS (a)	294,824	22,261,891
		276,879,643
Health Care Providers & Services - 2.6%
CIGNA Corp.	1,838,439	64,841,744
Community Health Systems, Inc. (a)	565,052	20,115,851
Express Scripts, Inc. (a)	939,946	81,258,332
Health Net, Inc. (a)	1,713,030	39,896,469
Henry Schein, Inc. (a)	764,500	40,212,700
Medco Health Solutions, Inc. (a)	1,759,614	112,456,931
Sinopharm Group Co. Ltd. Class H	1,214,400	4,267,472
UnitedHealth Group, Inc.	2,645,651	80,639,442
		443,688,941
Life Sciences Tools & Services - 0.5%
Fluidigm Corp. warrants 9/10/10 (a)	1	0
Illumina, Inc. (a)	358,198	10,978,769
Life Technologies Corp. (a)	1,146,176	59,864,772
QIAGEN NV (a)	903,218	20,159,826
		91,003,367
Pharmaceuticals - 6.0%
Abbott Laboratories	2,052,833	110,832,454
Allergan, Inc.	1,754,068	110,523,825
Bayer AG	276,273	22,133,649
Johnson & Johnson	916,603	59,038,399
King Pharmaceuticals, Inc. (a)	1,980,883	24,305,434
Merck & Co., Inc.	7,439,766	271,849,050
Novo Nordisk AS Series B	341,541	21,814,260
Pfizer, Inc.	20,146,731	366,469,037
Sanofi-Aventis sponsored ADR	374,400	14,702,688
Shire PLC sponsored ADR	467,200	27,424,640
		1,029,093,436
TOTAL HEALTH CARE		2,081,036,112
INDUSTRIALS - 10.5%
Aerospace & Defense - 1.5%
Precision Castparts Corp.	357,621	39,463,477
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
Raytheon Co.	1,423,112	$ 73,318,730
United Technologies Corp.	2,175,880	151,027,831
		263,810,038
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	335,001	19,674,609
FedEx Corp.	895,300	74,712,785
United Parcel Service, Inc. Class B	797,856	45,772,999
		140,160,393
Airlines - 0.1%
Southwest Airlines Co.	1,870,416	21,378,855
Building Products - 0.3%
Armstrong World Industries, Inc. (a)	326,030	12,692,348
Masco Corp.	1,848,912	25,533,475
Owens Corning (a)	605,630	15,528,353
		53,754,176
Construction & Engineering - 0.3%
Jacobs Engineering Group, Inc. (a)	199,900	7,518,239
Quanta Services, Inc. (a)	2,037,199	42,455,227
		49,973,466
Electrical Equipment - 0.9%
Cooper Industries PLC Class A	1,062,775	45,316,726
Nexxus Lighting, Inc. (a)	110,139	374,473
Regal-Beloit Corp.	784,826	40,763,862
Renewable Energy Corp. AS (a)(c)	2,069,761	15,980,435
Saft Groupe SA	326,816	15,795,836
SunPower Corp. Class B (a)	1,245,015	26,083,064
		144,314,396
Industrial Conglomerates - 1.9%
Carlisle Companies, Inc.	402,277	13,782,010
General Electric Co.	14,546,785	220,092,857
Textron, Inc.	2,996,394	56,362,171
Tyco International Ltd.	1,140,900	40,707,312
		330,944,350
Machinery - 3.0%
Caterpillar, Inc.	994,900	56,699,351
Cummins, Inc.	1,713,256	78,569,920
Danaher Corp.	1,350,245	101,538,424
Deere & Co.	1,475,770	79,824,399
Dover Corp.	463,100	19,269,591
Eaton Corp.	1,187,820	75,569,108
Ingersoll-Rand Co. Ltd.	1,054,300	37,680,682
Navistar International Corp. (a)	765,223	29,575,869
Timken Co.	235,000	5,571,850
Toro Co.	470,392	19,667,090
Vallourec SA	74,581	13,565,623
		517,531,907

	Shares	Value
Professional Services - 0.2%
Manpower, Inc.	467,511	$ 25,516,750
Monster Worldwide, Inc. (a)	860,524	14,973,118
		40,489,868
Road & Rail - 1.3%
CSX Corp.	1,799,530	87,259,210
Hertz Global Holdings, Inc. (a)	1,652,459	19,697,311
Union Pacific Corp.	1,736,804	110,981,776
		217,938,297
Trading Companies & Distributors - 0.2%
W.W. Grainger, Inc.	295,026	28,567,368
TOTAL INDUSTRIALS		1,808,863,114
INFORMATION TECHNOLOGY - 19.9%
Communications Equipment - 0.5%
Aruba Networks, Inc. (a)	596,127	6,354,714
Ciena Corp. (a)(c)	909,558	9,859,609
D-Link Corp.	5,655,000	5,957,284
Juniper Networks, Inc. (a)	1,041,293	27,771,284
Sycamore Networks, Inc. (d)	1,522,934	31,844,550
ZTE Corp. (H Shares)	362,140	2,226,421
		84,013,862
Computers & Peripherals - 1.7%
Apple, Inc. (a)	607,642	128,127,392
Hewlett-Packard Co.	63,389	3,265,167
SanDisk Corp. (a)	5,572,901	161,558,400
Synaptics, Inc. (a)	131,100	4,018,215
		296,969,174
Electronic Equipment & Components - 0.7%
Agilent Technologies, Inc. (a)	1,684,051	52,323,465
BYD Co. Ltd. (H Shares) (a)	1,432,500	12,556,473
Corning, Inc.	901,617	17,410,224
Hon Hai Precision Industry Co. Ltd. (Foxconn)	2,029,400	9,610,944
Tyco Electronics Ltd.	1,209,760	29,699,608
		121,600,714
Internet Software & Services - 2.9%
eBay, Inc. (a)	3,664,429	86,260,659
Google, Inc. Class A (a)	573,825	355,760,024
WebMD Health Corp. (a)	1,701,219	65,479,919
		507,500,602
IT Services - 0.1%
RightNow Technologies, Inc. (a)	580,785	10,088,235
Semiconductors & Semiconductor Equipment - 11.2%
Advanced Micro Devices, Inc. (a)	4,690,278	45,401,891
Analog Devices, Inc.	3,741,906	118,169,391
Applied Materials, Inc.	15,303,025	213,324,169
Applied Micro Circuits Corp. (a)	429,220	3,206,273
ASML Holding NV (NY Shares)	6,816,200	232,364,258
ATMI, Inc. (a)(d)	1,718,269	31,994,169
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Avago Technologies Ltd.	895,875	$ 16,385,554
Brooks Automation, Inc. (a)(d)	3,437,440	29,493,235
Cymer, Inc. (a)	893,598	34,296,291
Entegris, Inc. (a)	3,751,258	19,806,642
Inotera Memories, Inc. (a)	55,189,000	46,494,016
Intel Corp.	5,340,153	108,939,121
KLA-Tencor Corp.	3,658,281	132,283,441
Kulicke & Soffa Industries, Inc. (a)	2,140,876	11,539,322
Lam Research Corp. (a)	3,242,145	127,124,505
Marvell Technology Group Ltd. (a)	6,978,723	144,808,502
MediaTek, Inc.	84,000	1,465,208
Micron Technology, Inc. (a)	22,817,702	240,954,933
Nanya Technology Corp. (a)	7,709,000	7,880,097
NVIDIA Corp. (a)	2,390,438	44,653,382
Photronics, Inc. (a)	1,399,329	6,227,014
Powertech Technology, Inc.	2,714,000	9,205,033
Realtek Semiconductor Corp.	3,207,000	9,473,632
Richtek Technology Corp.	463,700	4,739,916
Samsung Electronics Co. Ltd.	230,722	158,091,827
Taiwan Semiconductor Manufacturing Co. Ltd.	17,492,000	35,268,334
Teradyne, Inc. (a)	2,140,662	22,969,303
Tokyo Electron Ltd.	304,500	19,554,708
Varian Semiconductor Equipment Associates, Inc. (a)	1,278,742	45,881,263
		1,921,995,430
Software - 2.8%
BMC Software, Inc. (a)	662,234	26,555,583
Microsoft Corp.	15,087,566	460,019,887
		486,575,470
TOTAL INFORMATION TECHNOLOGY		3,428,743,487
MATERIALS - 3.5%
Chemicals - 2.0%
Air Products & Chemicals, Inc.	577,804	46,836,792
Airgas, Inc.	472,600	22,495,760
Albemarle Corp.	979,291	35,616,814
Dow Chemical Co.	3,102,000	85,708,260
Monsanto Co.	715,746	58,512,236
Praxair, Inc.	363,632	29,203,286
Solutia, Inc. (a)	1,246,400	15,829,280
The Mosaic Co.	395,000	23,593,350
Wacker Chemie AG	118,482	20,714,575
		338,510,353
Construction Materials - 0.1%
HeidelbergCement AG	125,334	8,654,122

	Shares	Value
Containers & Packaging - 0.3%
Ball Corp.	175,513	$ 9,074,022
Owens-Illinois, Inc. (a)	699,600	22,995,852
Rexam PLC	2,330,400	10,944,798
Temple-Inland, Inc.	489,400	10,331,234
		53,345,906
Metals & Mining - 1.0%
Allegheny Technologies, Inc.	234,100	10,480,657
AngloGold Ashanti Ltd. sponsored ADR	1,408,427	56,590,597
Freeport-McMoRan Copper & Gold, Inc.	658,200	52,846,878
Globe Specialty Metals, Inc.	158,700	1,491,780
Globe Specialty Metals, Inc. (Reg. S) (a)	2,093,133	19,675,450
Ivanhoe Mines Ltd. (a)	561,800	8,293,455
Nucor Corp.	510,000	23,791,500
		173,170,317
Paper & Forest Products - 0.1%
Weyerhaeuser Co.	587,936	25,363,559
TOTAL MATERIALS		599,044,257
TELECOMMUNICATION SERVICES - 3.3%
Diversified Telecommunication Services - 2.0%
CenturyTel, Inc.	1,730,120	62,647,645
Clearwire Corp.:
rights 6/21/10 (a)(c)	4,098,941	1,639,576
Class A (a)(c)	4,098,941	27,708,841
Qwest Communications International, Inc.	23,761,757	100,036,997
Verizon Communications, Inc.	4,841,179	160,388,260
		352,421,319
Wireless Telecommunication Services - 1.3%
American Tower Corp. Class A (a)	2,405,675	103,949,217
Leap Wireless International, Inc. (a)	880,054	15,444,948
NII Holdings, Inc. (a)	1,841,653	61,842,708
Vivo Participacoes SA sponsored ADR	1,389,245	43,066,595
		224,303,468
TOTAL TELECOMMUNICATION SERVICES		576,724,787
UTILITIES - 3.7%
Electric Utilities - 1.8%
American Electric Power Co., Inc.	3,086,200	107,368,898
Entergy Corp.	788,055	64,494,421
FirstEnergy Corp.	1,601,324	74,381,500
FPL Group, Inc.	1,203,071	63,546,210
		309,791,029
Independent Power Producers & Energy Traders - 0.5%
AES Corp.	1,124,044	14,961,026
Constellation Energy Group, Inc.	1,821,700	64,069,189
		79,030,215
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 1.4%
CenterPoint Energy, Inc.	4,272,219	$ 61,989,898
CMS Energy Corp.	2,191,950	34,325,937
DTE Energy Co.	236,859	10,324,684
PG&E Corp.	1,415,600	63,206,540
Sempra Energy	742,120	41,543,878
TECO Energy, Inc.	2,397,201	38,882,600
		250,273,537
TOTAL UTILITIES		639,094,781
TOTAL COMMON STOCKS (Cost $15,443,694,762)		16,892,255,451
Convertible Preferred Stocks - 0.7%

ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SandRidge Energy, Inc. 8.50% (a)(e)	46,800	6,625,944
FINANCIALS - 0.7%
Commercial Banks - 0.2%
East West Bancorp, Inc. Series C (a)(h)	10,839	16,670,958
Huntington Bancshares, Inc. 8.50%	18,015	15,132,600
		31,803,558
Diversified Financial Services - 0.5%
Bank of America Corp.	5,916,500	88,274,180
TOTAL FINANCIALS		120,077,738
HEALTH CARE - 0.0%
Life Sciences Tools & Services - 0.0%
Fluidigm Corp. (a)	412,471	2,887,297
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $127,694,599)		129,590,979
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0% 1/21/10 (f) (Cost $9,649,986)	$ 9,650,000	9,649,875
Money Market Funds - 1.9%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (g)	223,776,147	$ 223,776,147
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(g)	111,643,048	111,643,048
TOTAL MONEY MARKET FUNDS (Cost $335,419,195)		335,419,195
Cash Equivalents - 0.0%
Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.01%, dated 12/31/09 due 1/4/10 (Collateralized by U.S. Government Obligations) # (Cost $33,000)	$ 33,000	33,000
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $15,916,491,542)	17,366,948,500
NET OTHER ASSETS - (0.7)%	(128,403,220)
NET ASSETS - 100%	$ 17,238,545,280
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
982 CME E-mini S&P 500 Index Contracts	March 2010	$ 54,535,370	$ 661,279

The face value of futures purchased as a percentage of net assets - 0.3%
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $23,105,394 or 0.1% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $5,149,933.

(g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $29,909,745 or 0.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
East West Bancorp, Inc.	11/6/09	$ 5,674,896
East West Bancorp, Inc. Series C	11/6/09	$ 10,839,000
The Weinstein Co. II Holdings, LLC Class A-1	10/19/05	$ 11,499,000
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$33,000 due 1/04/10 at 0.01%
BNP Paribas Securities Corp.	$ 2,847
Mizuho Securities USA, Inc.	30,153
$ 33,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,387,009
Fidelity Securities Lending Cash Central Fund	2,553,520
Total	$ 3,940,529
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ATMI, Inc.	$ 14,908,466	$ 22,483,697	$ 9,081,235	$ -	$ 31,994,169
Brooks Automation, Inc.	17,233,146	2,379,522	-	-	29,493,235
Ciena Corp.	39,405,099	5,428,354	65,618,860	-	-
Cirrus Logic, Inc.	9,407,912	114,136	18,223,272	-	-
Concho Resources, Inc.	103,767,446	8,567,788	117,937,702	-	-
Mattson Technology, Inc.	4,737,298	-	4,503,771	-	-
Sycamore Networks, Inc.	53,078,090	-	13,415,928	609,174	31,844,550
Total	$ 242,537,457	$ 38,973,497	$ 228,780,768	$ 609,174	$ 93,331,954
Other Information

The following is a summary of the inputs used, as of December 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,566,959,949	$ 1,519,273,786	$ 43,374,038	$ 4,312,125
Consumer Staples	1,958,653,911	1,953,661,601	4,992,310	-
Energy	1,962,588,114	1,944,496,737	18,091,377	-
Financials	2,397,250,621	2,313,997,834	66,773,337	16,479,450
Health Care	2,083,923,409	2,071,623,118	9,412,994	2,887,297
Industrials	1,808,863,114	1,808,863,114	-	-
Information Technology	3,428,743,487	3,394,405,885	34,337,602	-
Materials	599,044,257	599,044,257	-	-
Telecommunication Services	576,724,787	576,724,787	-	-
Utilities	639,094,781	639,094,781	-	-
U.S. Government and Government Agency Obligations	9,649,875	-	9,649,875	-
Money Market Funds	335,419,195	335,419,195	-	-
Cash Equivalents	33,000	-	33,000	-
Total Investments in Securities:	$ 17,366,948,500	$ 17,156,605,095	$ 186,664,533	$ 23,678,872
Derivative Instruments:
Assets
Futures Contracts	$ 661,279	$ 661,279	$ -	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 44,610,724
Total Realized Gain (Loss)	(43,231,617)
Total Unrealized Gain (Loss)	20,476,805
Cost of Purchases	100,184,443
Proceeds of Sales	(98,361,483)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 23,678,872
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2009	$ (4,108,675)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of December 31, 2009. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 661,279	$ -
Total Value of Derivatives	$ 661,279	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.6%
United Kingdom	2.6%
Netherlands	1.8%
Switzerland	1.7%
Bermuda	1.4%
Canada	1.2%
Ireland	1.2%
Others (individually less than 1%)	5.5%
100.0%
Income Tax Information
At December 31, 2009, the fund had a capital loss carryforward of approximately $5,069,635,430 of which $2,732,126,551 and $2,337,508,879 will expire on December 31, 2016 and 2017, respectively.
The fund intends to elect to defer to its fiscal year ending December 31, 2010 approximately $123,297,333 of losses recognized during the period November 1, 2009 to December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2009

Assets
Investment in securities, at value (including securities loaned of $106,915,591 and repurchase agreements of $33,000) - See accompanying schedule: Unaffiliated issuers (cost $15,490,814,439)	$ 16,938,197,351
Fidelity Central Funds (cost $335,419,195)	335,419,195
Other affiliated issuers (cost $90,257,908)	93,331,954
Total Investments (cost $15,916,491,542)		$ 17,366,948,500
Cash		931
Foreign currency held at value (cost $2,025,690)		2,025,690
Receivable for investments sold		65,522,067
Receivable for fund shares sold		2,647,985
Dividends receivable		18,577,740
Interest receivable		18,707
Distributions receivable from Fidelity Central Funds		90,089
Prepaid expenses		74,246
Other receivables		1,159,920
Total assets		17,457,065,875

Liabilities
Payable for investments purchased	$ 60,404,823
Payable for fund shares redeemed	33,973,811
Accrued management fee	7,976,554
Distribution fees payable	1,715,965
Payable for daily variation on futures contracts	559,740
Other affiliated payables	1,119,320
Other payables and accrued expenses	1,127,334
Collateral on securities loaned, at value	111,643,048
Total liabilities		218,520,595

Net Assets		$ 17,238,545,280
Net Assets consist of:
Paid in capital		$ 21,296,085,115
Undistributed net investment income		4,097,167
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,512,770,359)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,451,133,357
Net Assets		$ 17,238,545,280

Statement of Assets and Liabilities - continued

December 31, 2009

Initial Class: Net Asset Value, offering price and redemption price per share ($7,405,227,625 ÷ 359,081,095 shares)	$ 20.62

Service Class: Net Asset Value, offering price and redemption price per share ($1,784,819,906 ÷ 86,859,230 shares)	$ 20.55

Service Class 2: Net Asset Value, offering price and redemption price per share ($7,577,736,642 ÷ 373,489,024 shares)	$ 20.29

Service Class 2R: Net Asset Value, offering price and redemption price per share ($13,285,091 ÷ 656,377 shares)	$ 20.24

Investor Class: Net Asset Value, offering price and redemption price per share ($457,476,016 ÷ 22,252,460 shares)	$ 20.56

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2009

Investment Income
Dividends (including $609,174 earned from other affiliated issuers)		$ 294,762,359
Interest		239,564
Income from Fidelity Central Funds		3,940,529
Total income		298,942,452

Expenses
Management fee	$ 84,507,370
Transfer agent fees	12,074,363
Distribution fees	18,190,142
Accounting and security lending fees	1,669,792
Custodian fees and expenses	892,667
Independent trustees' compensation	105,607
Appreciation in deferred trustee compensation account	50
Audit	121,920
Legal	97,403
Miscellaneous	1,393,546
Total expenses before reductions	119,052,860
Expense reductions	(2,158,503)	116,894,357
Net investment income (loss)		182,048,095
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,144,090,154)
Other affiliated issuers	(84,242,910)
Foreign currency transactions	(1,993,280)
Futures contracts	18,488,512
Capital gain distributions from Fidelity Central Funds	8,312
Total net realized gain (loss)		(1,211,829,520)
Change in net unrealized appreciation (depreciation) on: Investment securities	5,677,867,612
Assets and liabilities in foreign currencies	(182,992)
Futures contracts	(846,532)
Total change in net unrealized appreciation (depreciation)		5,676,838,088
Net gain (loss)		4,465,008,568
Net increase (decrease) in net assets resulting from operations		$ 4,647,056,663

Statement of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 182,048,095	$ 194,705,306
Net realized gain (loss)	(1,211,829,520)	(4,169,606,650)
Change in net unrealized appreciation (depreciation)	5,676,838,088	(6,750,334,661)
Net increase (decrease) in net assets resulting from operations	4,647,056,663	(10,725,236,005)
Distributions to shareholders from net investment income	(191,893,175)	(185,329,200)
Distributions to shareholders from net realized gain	(4,181,790)	(591,923,050)
Total distributions	(196,074,965)	(777,252,250)
Share transactions - net increase (decrease)	(1,477,532,238)	480,366,818
Redemption fees	784	26,163
Total increase (decrease) in net assets	2,973,450,244	(11,022,095,274)

Net Assets
Beginning of period	14,265,095,036	25,287,190,310
End of period (including undistributed net investment income of $4,097,167 and $9,694,125, respectively)	$ 17,238,545,280	$ 14,265,095,036

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 15.39	$ 27.90	$ 31.47	$ 31.03	$ 26.62
Income from Investment Operations
Net investment income (loss) C	.23	.24	.34	.27	.18
Net realized and unrealized gain (loss)	5.26	(11.87)	5.17	3.30	4.32
Total from investment operations	5.49	(11.63)	5.51	3.57	4.50
Distributions from net investment income	(.25)	(.23)	(.33)	(.42)	(.08)
Distributions from net realized gain	(.01)	(.65)	(8.75)	(2.71)	(.01)
Total distributions	(.26) I	(.88)	(9.08)	(3.13)	(.09) H
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 20.62	$ 15.39	$ 27.90	$ 31.47	$ 31.03
Total Return A, B	35.71%	(42.51)%	17.59%	11.72%	16.94%
Ratios to Average Net Assets D, F
Expenses before reductions	.67%	.66%	.65%	.66%	.66%
Expenses net of fee waivers, if any	.67%	.66%	.65%	.66%	.66%
Expenses net of all reductions	.65%	.65%	.64%	.65%	.64%
Net investment income (loss)	1.33%	1.07%	1.00%	.85%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,405,228	$ 6,240,871	$ 12,371,009	$ 11,595,588	$ 11,099,527
Portfolio turnover rate E	145%	172%	134%	75%	60%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share. H Total distributions of $.09 per share is comprised of distributions from net investment income of $.080 and distributions from net realized gain of $.005 per share. I Total distributions of $.26 per share is comprised of distributions from net investment income of $.250 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 15.33	$ 27.80	$ 31.38	$ 30.93	$ 26.53
Income from Investment Operations
Net investment income (loss) C	.21	.21	.30	.24	.16
Net realized and unrealized gain (loss)	5.25	(11.83)	5.16	3.28	4.30
Total from investment operations	5.46	(11.62)	5.46	3.52	4.46
Distributions from net investment income	(.23)	(.20)	(.29)	(.36)	(.06)
Distributions from net realized gain	(.01)	(.65)	(8.75)	(2.71)	(.01)
Total distributions	(.24) I	(.85)	(9.04)	(3.07)	(.06) H
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 20.55	$ 15.33	$ 27.80	$ 31.38	$ 30.93
Total Return A, B	35.66%	(42.61)%	17.51%	11.59%	16.85%
Ratios to Average Net Assets D, F
Expenses before reductions	.77%	.76%	.75%	.76%	.76%
Expenses net of fee waivers, if any	.77%	.76%	.75%	.76%	.76%
Expenses net of all reductions	.75%	.75%	.74%	.75%	.74%
Net investment income (loss)	1.23%	.97%	.90%	.75%	.56%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,784,820	$ 1,497,734	$ 3,008,644	$ 2,766,343	$ 2,503,244
Portfolio turnover rate E	145%	172%	134%	75%	60%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share. H Total distributions of $.06 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.005 per share. I Total distributions of $.24 per share is comprised of distributions from net investment income of $.232 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 15.14	$ 27.46	$ 31.11	$ 30.69	$ 26.35
Income from Investment Operations
Net investment income (loss) C	.18	.18	.25	.19	.11
Net realized and unrealized gain (loss)	5.18	(11.67)	5.11	3.26	4.27
Total from investment operations	5.36	(11.49)	5.36	3.45	4.38
Distributions from net investment income	(.21)	(.18)	(.26)	(.32)	(.04)
Distributions from net realized gain	(.01)	(.65)	(8.75)	(2.71)	(.01)
Total distributions	(.21) I	(.83)	(9.01)	(3.03)	(.04) H
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 20.29	$ 15.14	$ 27.46	$ 31.11	$ 30.69
Total Return A, B	35.47%	(42.69)%	17.30%	11.43%	16.65%
Ratios to Average Net Assets D, F
Expenses before reductions	.92%	.91%	.90%	.91%	.91%
Expenses net of fee waivers, if any	.92%	.91%	.90%	.91%	.91%
Expenses net of all reductions	.90%	.90%	.89%	.90%	.89%
Net investment income (loss)	1.08%	.82%	.75%	.60%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,577,737	$ 6,187,985	$ 9,339,663	$ 6,185,595	$ 3,247,909
Portfolio turnover rate E	145%	172%	134%	75%	60%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share. H Total distributions of $.04 per share is comprised of distributions from net investment income of $.035 and distributions from net realized gain of $.005 per share. I Total distributions of $.21 per share is comprised of distributions from net investment income of $.205 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class 2R

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 15.10	$ 27.35	$ 31.02	$ 30.61	$ 26.29
Income from Investment Operations
Net investment income (loss) C	.18	.18	.25	.19	.11
Net realized and unrealized gain (loss)	5.17	(11.62)	5.09	3.25	4.27
Total from investment operations	5.35	(11.44)	5.34	3.44	4.38
Distributions from net investment income	(.20)	(.16)	(.26)	(.32)	(.05)
Distributions from net realized gain	(.01)	(.65)	(8.75)	(2.71)	(.01)
Total distributions	(.21) I	(.81)	(9.01)	(3.03)	(.06) H
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 20.24	$ 15.10	$ 27.35	$ 31.02	$ 30.61
Total Return A, B	35.46%	(42.69)%	17.30%	11.43%	16.67%
Ratios to Average Net Assets D, F
Expenses before reductions	.92%	.91%	.90%	.91%	.91%
Expenses net of fee waivers, if any	.92%	.91%	.90%	.91%	.91%
Expenses net of all reductions	.90%	.90%	.89%	.90%	.89%
Net investment income (loss)	1.08%	.82%	.75%	.60%	.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,285	$ 13,585	$ 35,606	$ 26,707	$ 19,596
Portfolio turnover rate E	145%	172%	134%	75%	60%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share. H Total distributions of $.06 per share is comprised of distributions from net investment income of $.050 and distributions from net realized gain of $.005 per share. I Total distributions of $.21 per share is comprised of distributions from net investment income of $.200 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 15.34	$ 27.82	$ 31.41	$ 31.00	$ 28.34
Income from Investment Operations
Net investment income (loss) E	.21	.21	.30	.23	.06
Net realized and unrealized gain (loss)	5.25	(11.83)	5.16	3.30	2.60
Total from investment operations	5.46	(11.62)	5.46	3.53	2.66
Distributions from net investment income	(.24)	(.21)	(.30)	(.41)	-
Distributions from net realized gain	(.01)	(.65)	(8.75)	(2.71)	-
Total distributions	(.24) K	(.86)	(9.05)	(3.12)	-
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 20.56	$ 15.34	$ 27.82	$ 31.41	$ 31.00
Total Return B, C, D	35.66%	(42.60)%	17.47%	11.60%	9.39%
Ratios to Average Net Assets F, I
Expenses before reductions	.77%	.75%	.76%	.78%	.83% A
Expenses net of fee waivers, if any	.77%	.75%	.76%	.78%	.83% A
Expenses net of all reductions	.75%	.74%	.75%	.78%	.81% A
Net investment income (loss)	1.23%	.98%	.89%	.73%	.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 457,476	$ 324,919	$ 532,268	$ 315,995	$ 88,673
Portfolio turnover rate G	145%	172%	134%	75%	60%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share. K Total distributions of $.24 per share is comprised of distributions from net investment income of $.235 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2009

1. Organization.

VIP Contrafund Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, February 12, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2009, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2009, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from Fidelity Central Funds, futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,540,615,302
Gross unrealized depreciation	(1,410,568,861)
Net unrealized appreciation (depreciation)	$ 1,130,046,441

Tax Cost	$ 16,236,902,059

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,626,374
Capital loss carryforward	$ (5,069,635,430)
Net unrealized appreciation (depreciation)	$ 1,130,061,559

The tax character of distributions paid was as follows:

	December 31, 2009	December 31, 2008
Ordinary Income	$ 196,074,965	$ 203,542,217
Long-term Capital Gains	-	573,710,033
Total	$ 196,074,965	$ 777,252,250

Trading (Redemption) Fees. Service Class 2 R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risk relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may exceed any futures variation margin reflected in the Fund's Statement of Assets and Liabilities and may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the

Annual Report

5. Investments in Derivative Instruments - continued

Futures Contracts - continued

futures against default. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations. The total underlying face amount of all open futures contracts at period end is indicative of the volume of this derivative type.

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ 18,488,512	$ (846,532)
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)(b)	$ 18,488,512	$ (846,532)

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $18,488,512 for futures contracts.

(b) Total derivatives change in unrealized gain (loss) included in the Statement of Operations is comprised of $(846,532) for futures contracts.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $21,225,293,391 and $22,523,994,519, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 1,553,462
Service Class 2	16,604,814
Service Class 2 R	31,866
$ 18,190,142

Annual Report

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 5,037,805
Service Class	1,212,685
Service Class 2	5,170,393
Service Class 2R	9,934
Investor Class	643,546
$ 12,074,363

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $435,236 for the period.

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $75,366 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $2,553,520.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,154,911 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,592.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2009	2008
From net investment income
Initial Class	$ 89,825,612	$ 90,602,902
Service Class	20,191,848	19,549,112
Service Class 2	76,591,597	70,722,525
Service Class 2R	133,806	140,284
Investor Class	5,150,312	4,314,377
Total	$ 191,893,175	$ 185,329,200
From net realized gain
Initial Class	$ 1,784,525	$ 283,640,043
Service Class	432,148	69,350,695
Service Class 2	1,851,990	225,574,285
Service Class 2R	3,263	752,454
Investor Class	109,864	12,605,573
Total	$ 4,181,790	$ 591,923,050

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Initial Class
Shares sold	14,081,895	17,214,323	$ 237,639,561	$ 367,447,891
Reinvestment of distributions	4,636,839	17,689,881	91,610,137	374,242,945
Shares redeemed	(65,265,249)	(72,624,796)	(1,075,039,384)	(1,561,195,619)
Net increase (decrease)	(46,546,515)	(37,720,592)	$ (745,789,686)	$ (819,504,783)
Service Class
Shares sold	6,280,159	10,045,032	$ 104,665,220	$ 217,511,353
Reinvestment of distributions	1,049,443	4,168,313	20,623,996	88,899,807
Shares redeemed	(18,151,640)	(24,772,545)	(296,874,025)	(531,153,700)
Net increase (decrease)	(10,822,038)	(10,559,200)	$ (171,584,809)	$ (224,742,540)
Service Class 2
Shares sold	57,118,843	104,589,963	$ 927,455,049	$ 2,230,223,383
Reinvestment of distributions	4,056,980	14,208,979	78,443,587	296,296,810
Shares redeemed	(96,296,164)	(50,282,276)	(1,585,826,463)	(1,046,285,042)
Net increase (decrease)	(35,120,341)	68,516,666	$ (579,927,827)	$ 1,480,235,151
Service Class 2R
Shares sold	142,133	315,752	$ 2,366,097	$ 7,183,840
Reinvestment of distributions	7,152	41,099	137,069	892,738
Shares redeemed	(392,336)	(759,151)	(6,296,651)	(16,276,836)
Net increase (decrease)	(243,051)	(402,300)	$ (3,793,485)	$ (8,200,258)
Investor Class
Shares sold	2,899,284	3,617,047	$ 50,858,034	$ 82,390,947
Reinvestment of distributions	266,531	807,800	5,260,176	16,919,950
Shares redeemed	(2,091,088)	(2,380,010)	(32,554,641)	(46,731,649)
Net increase (decrease)	1,074,727	2,044,837	$ 23,563,569	$ 52,579,248

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 18% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Contrafund Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Contrafund Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1988

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Service Class 2R designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Contrafund Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Contrafund Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the fourth quartile for the one-year period, the second quartile for the three-year period, and the first quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Initial Class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Initial Class through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Contrafund Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2008.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Ltd.

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCONR-ANN-0210
1.811844.105

Fidelity® Variable Insurance Products:
Disciplined Small Cap Portfolio

Annual Report

December 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy andoutlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Geode is a registered trademark of Geode Capital Management, LLC.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2009	Past 1 year	Life of fund A
VIP Disciplined Small Cap - Initial Class	22.28%	-2.14%
VIP Disciplined Small Cap - Service Class B	22.03%	-2.26%
VIP Disciplined Small Cap - Service Class 2 C	21.94%	-2.40%
VIP Disciplined Small Cap - Investor Class	22.09%	-2.26%

A From December 27, 2005.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Disciplined Small Cap Portfolio - Initial Class on December 27, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In 2009, most global markets saw both crippling lows and considerable highs. After a dismal start, the economy began to show signs of improvement, suggesting that a recovery was on the horizon. Credit markets began to heal as fiscal and monetary stimulus efforts around the world started to take effect, and corporate earnings staged an impressive rebound, fueled in large part by massive cost cutting. As a result, the flight to quality that marked most of 2008 and early 2009 shifted in March as investors flocked to riskier asset categories. The U.S. equity market, as measured by the bellwether Standard & Poor's 500SM Index and the blue-chip proxy Dow Jones Industrial AverageSM, reflected this changing environment, gaining 26.46% and 22.68%, respectively. Meanwhile, the technology-laden Nasdaq Composite® Index rose 45.32%. Foreign stocks also produced strong gains, as illustrated by the 31.93% jump of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. Emerging-markets stocks, which suffered their worst calendar-year performance ever in 2008, posted record returns this past year, with the MSCI Emerging Markets Index soaring 79.02%. A depreciating U.S. dollar helped bolster returns for U.S. investors in foreign equities.

Comments from Jeffrey Adams, who oversees the VIP Disciplined Small Cap Portfolio's investment management team as Head of Indexing for Geode Capital Management, LLC: For the year ending December 31, 2009, the fund's performance lagged its benchmark, the Russell 2000® Index, which gained 27.17%. (For specific portfolio results, please refer to the performance section of this report.) The fund was hampered the most by weak security selection in the consumer discretionary, health care and information technology sectors. The biggest positive was a combination of favorable stock picking and market selection within financials. Many of the fund's biggest individual detractors were bank stocks in which we were overweighted, including Pacific Capital Bancorp, S&T Bancorp, National Penn Bancshares, First BanCorp and WesBanco, whose declines in the index ranged from 50% (S&T Bancorp) to as high as 94% (Pacific Capital Bancorp). In health care, we were underexposed to biotechnology company Dendreon, whose shares soared on favorable news about the company's drug to treat advanced prostate cancer. An overweighted position in weak-performing tax-preparation company Jackson Hewitt Tax Service also hampered results. In contrast, the fund's two strongest relative performers were technology stocks earning healthy triple-digit gains - 3Com, a networking company, and Veeco Instruments, a maker of tools for the LED and solar industries. 3Com agreed to be acquired for a large premium by Hewlett-Packard, while Veeco's shares rose steadily throughout 2009. Aerospace and defense stock GenCorp also outperformed. A number of stocks mentioned were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009
Initial Class	1.00%
Actual		$ 1,000.00	$ 1,224.50	$ 5.61
Hypothetical A		$ 1,000.00	$ 1,020.16	$ 5.09
Service Class	1.10%
Actual		$ 1,000.00	$ 1,223.60	$ 6.17
Hypothetical A		$ 1,000.00	$ 1,019.66	$ 5.60
Service Class 2	1.25%
Actual		$ 1,000.00	$ 1,222.80	$ 7.00
Hypothetical A		$ 1,000.00	$ 1,018.90	$ 6.36
Investor Class	1.08%
Actual		$ 1,000.00	$ 1,224.30	$ 6.05
Hypothetical A		$ 1,000.00	$ 1,019.76	$ 5.50

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
3Com Corp.	0.8	0.6
Atheros Communications, Inc.	0.8	0.6
Skyworks Solutions, Inc.	0.7	0.7
Prosperity Bancshares, Inc.	0.7	0.5
Jack Henry & Associates, Inc.	0.7	0.4
HealthSouth Corp.	0.7	0.7
Diamond Foods, Inc.	0.7	0.2
Rock-Tenn Co. Class A	0.7	0.6
American Medical Systems Holdings, Inc.	0.7	0.3
Veeco Instruments, Inc.	0.6	0.3
	7.1
Top Five Market Sectors as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.0	19.6
Financials	17.7	18.6
Industrials	15.1	14.1
Consumer Discretionary	13.6	13.3
Health Care	13.5	13.9
Asset Allocation (% of fund's net assets)
As of December 31, 2009*		As of June 30, 2009**
	Stocks and Equity Futures 100.2%		Stocks and Equity Futures 99.8%
	Short-Term Investments and Net Other Assets (0.2)%†		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	1.1%	** Foreign investments	2.2%

† Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments December 31, 2009

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
CONSUMER DISCRETIONARY - 13.6%
Auto Components - 0.4%
Cooper Tire & Rubber Co.	1,410	$ 28,271
Spartan Motors, Inc.	5,667	31,905
Standard Motor Products, Inc.	7,800	66,456
Superior Industries International, Inc.	1,528	23,378
		150,010
Distributors - 0.2%
Core-Mark Holding Co., Inc. (a)	2,850	93,936
Diversified Consumer Services - 1.8%
American Public Education, Inc. (a)(c)	1,618	55,594
Capella Education Co. (a)(c)	672	50,602
Corinthian Colleges, Inc. (a)(c)	18,135	249,719
DeVry, Inc.	1,630	92,470
Regis Corp.	2,689	41,868
Steiner Leisure Ltd. (a)	3,485	138,564
Stewart Enterprises, Inc. Class A (c)	15,454	79,588
Strayer Education, Inc.	203	43,135
		751,540
Hotels, Restaurants & Leisure - 1.7%
AFC Enterprises, Inc. (a)	5,500	44,880
Bally Technologies, Inc. (a)	2,401	99,137
Bob Evans Farms, Inc.	5,499	159,196
Domino's Pizza, Inc. (a)(c)	9,068	75,990
Isle of Capri Casinos, Inc. (a)(c)	5,126	38,342
Papa John's International, Inc. (a)	6,323	147,705
WMS Industries, Inc. (a)	4,152	166,080
		731,330
Household Durables - 1.9%
American Greetings Corp. Class A	880	19,175
Beazer Homes USA, Inc. (a)(c)	17,000	82,280
M/I Homes, Inc. (a)(c)	9,122	94,778
Meritage Homes Corp. (a)(c)	6,319	122,146
Ryland Group, Inc.	4,054	79,864
Standard Pacific Corp. (a)	15,000	56,100
Tempur-Pedic International, Inc. (a)(c)	4,185	98,892
Tupperware Brands Corp. (c)	2,866	133,470
Universal Electronics, Inc. (a)	4,072	94,552
		781,257
Internet & Catalog Retail - 0.7%
HSN, Inc. (a)	9,000	181,710
Netflix, Inc. (a)	1,589	87,617
Orbitz Worldwide, Inc. (a)	3,069	22,526
		291,853
Leisure Equipment & Products - 0.5%
Polaris Industries, Inc. (c)	4,356	190,052
Media - 0.7%
Cinemark Holdings, Inc.	3,911	56,201
Valassis Communications, Inc. (a)	14,115	257,740
		313,941

	Shares	Value
Multiline Retail - 0.4%
Dillard's, Inc. Class A	9,200	$ 169,740
Specialty Retail - 3.0%
Aeropostale, Inc. (a)(c)	3,952	134,566
Asbury Automotive Group, Inc. (a)	10,290	118,644
Finish Line, Inc. Class A (c)	14,602	183,255
Gander Mountain Co. (a)	200	1,020
Group 1 Automotive, Inc. (c)	900	25,515
Gymboree Corp. (a)(c)	3,179	138,255
J. Crew Group, Inc. (a)	2,322	103,886
Jo-Ann Stores, Inc. (a)(c)	7,266	263,320
Rent-A-Center, Inc. (a)	5,150	91,258
Sonic Automotive, Inc. Class A (sub. vtg.)	7,725	80,263
The Men's Wearhouse, Inc.	2,448	51,555
Tractor Supply Co. (a)(c)	1,677	88,814
		1,280,351
Textiles, Apparel & Luxury Goods - 2.3%
Carter's, Inc. (a)	2,611	68,539
Fossil, Inc. (a)(c)	6,453	216,563
Jones Apparel Group, Inc.	9,503	152,618
Liz Claiborne, Inc. (c)	18,200	102,466
Maidenform Brands, Inc. (a)	11,478	191,568
Oxford Industries, Inc.	4,553	94,156
Warnaco Group, Inc. (a)	2,067	87,207
Wolverine World Wide, Inc.	2,390	65,056
		978,173
TOTAL CONSUMER DISCRETIONARY		5,732,183
CONSUMER STAPLES - 4.5%
Beverages - 0.3%
Coca-Cola Bottling Co. Consolidated	2,624	141,748
Food & Staples Retailing - 0.7%
Casey's General Stores, Inc.	6,963	222,259
Nash-Finch Co.	1,853	68,728
		290,987
Food Products - 2.4%
American Italian Pasta Co. Class A (a)	2,400	83,496
Darling International, Inc. (a)	21,159	177,312
Diamond Foods, Inc. (c)	7,976	283,467
Lancaster Colony Corp.	4,606	228,918
TreeHouse Foods, Inc. (a)(c)	5,595	217,422
		990,615
Personal Products - 0.8%
Bare Escentuals, Inc. (a)(c)	4,012	49,067
Chattem, Inc. (a)	2,311	215,616
Prestige Brands Holdings, Inc. (a)	11,351	89,219
		353,902
Tobacco - 0.3%
Universal Corp.	2,846	129,806
TOTAL CONSUMER STAPLES		1,907,058
Common Stocks - continued
	Shares	Value
ENERGY - 4.8%
Energy Equipment & Services - 3.0%
Bronco Drilling Co., Inc. (a)	23,728	$ 120,301
Cal Dive International, Inc. (a)	11,245	85,012
Carbo Ceramics, Inc.	1,819	124,001
Complete Production Services, Inc. (a)	12,316	160,108
Geokinetics, Inc. (a)	5,500	52,910
Gulfmark Offshore, Inc. (a)	2,061	58,347
ION Geophysical Corp. (a)	28,920	171,206
Newpark Resources, Inc. (a)	33,027	139,704
OYO Geospace Corp. (a)	4,089	175,377
T-3 Energy Services, Inc. (a)	1,096	27,948
Willbros Group, Inc. (a)	7,875	132,851
		1,247,765
Oil, Gas & Consumable Fuels - 1.8%
Endeavor International Corp. (a)	37,886	40,917
Gulfport Energy Corp. (a)	20,830	238,504
Stone Energy Corp. (a)	11,683	210,878
Western Refining, Inc. (a)(c)	4,000	18,840
World Fuel Services Corp.	9,776	261,899
		771,038
TOTAL ENERGY		2,018,803
FINANCIALS - 17.7%
Capital Markets - 1.5%
Broadpoint Gleacher Securities Group, Inc. (a)	17,166	76,560
Knight Capital Group, Inc. Class A (a)(c)	4,313	66,420
NGP Capital Resources Co.	8,730	70,975
optionsXpress Holdings, Inc.	1,905	29,432
PennantPark Investment Corp.	18,821	167,883
Piper Jaffray Companies (a)	927	46,915
Prospect Capital Corp. (c)	5,500	64,955
Stifel Financial Corp. (a)(c)	2,122	125,707
		648,847
Commercial Banks - 5.6%
Alliance Financial Corp.	1,869	50,743
Bancorp Rhode Island, Inc.	1,862	47,816
Bank of the Ozarks, Inc.	8,257	241,682
Cardinal Financial Corp.	1,609	14,063
Community Bank System, Inc.	7,792	150,464
CVB Financial Corp.	15,339	132,529
First Financial Bancorp, Ohio	6,543	95,266
First Financial Bankshares, Inc.	3,134	169,957
International Bancshares Corp.	8,622	163,214
Merchants Bancshares, Inc.	1,596	36,133
NBT Bancorp, Inc.	1,400	28,518
Prosperity Bancshares, Inc.	7,401	299,518
Renasant Corp.	4,337	58,983
S&T Bancorp, Inc.	4,060	69,061
Signature Bank, New York (a)(c)	2,769	88,331

	Shares	Value
Southside Bancshares, Inc.	4,900	$ 96,138
Southwest Bancorp, Inc., Oklahoma	4,164	28,898
Suffolk Bancorp	2,381	70,716
Tompkins Financial Corp.	1,545	62,573
UMB Financial Corp.	1,300	51,155
Washington Trust Bancorp, Inc.	4,581	71,372
WesBanco, Inc.	7,570	93,414
Westamerica Bancorp.	1,192	66,001
Wilshire Bancorp, Inc.	11,607	95,061
Wintrust Financial Corp. (c)	3,397	104,594
		2,386,200
Consumer Finance - 1.4%
EZCORP, Inc. (non-vtg.) Class A (a)	3,041	52,336
First Cash Financial Services, Inc. (a)	6,379	141,550
Nelnet, Inc. Class A	8,327	143,474
World Acceptance Corp. (a)(c)	7,215	258,513
		595,873
Diversified Financial Services - 0.7%
Encore Capital Group, Inc. (a)(c)	8,321	144,785
MarketAxess Holdings, Inc.	3,876	53,876
NewStar Financial, Inc. (a)(c)	22,663	88,839
		287,500
Insurance - 2.5%
Amerisafe, Inc. (a)	9,182	165,001
Aspen Insurance Holdings Ltd.	6,100	155,245
FBL Financial Group, Inc. Class A	5,248	97,193
First Mercury Financial Corp.	2,894	39,677
Hallmark Financial Services, Inc. (a)	8,411	66,952
Navigators Group, Inc. (a)(c)	2,324	109,484
Nymagic, Inc.	6,676	110,755
Platinum Underwriters Holdings Ltd.	2,703	103,498
ProAssurance Corp. (a)(c)	1,495	80,296
SeaBright Insurance Holdings, Inc. (a)	9,954	114,371
		1,042,472
Real Estate Investment Trusts - 4.9%
Ashford Hospitality Trust, Inc. (a)	22,931	106,400
BioMed Realty Trust, Inc.	9,003	142,067
CapLease, Inc.	12,257	53,686
Capstead Mortgage Corp.	14,405	196,628
Cedar Shopping Centers, Inc.	15,168	103,142
Chimera Investment Corp.	17,144	66,519
Dynex Capital, Inc.	3,669	32,030
Extra Space Storage, Inc.	7,580	87,549
Hatteras Financial Corp.	1,632	45,631
Healthcare Realty Trust, Inc. (c)	4,689	100,626
Highwoods Properties, Inc. (SBI) (c)	3,070	102,385
Home Properties, Inc. (c)	1,430	68,225
LaSalle Hotel Properties (SBI)	2,920	61,992
MFA Financial, Inc.	4,846	35,618
Mid-America Apartment Communities, Inc.	1,259	60,785
Mission West Properties, Inc.	6,854	49,280
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
National Health Investors, Inc.	4,113	$ 152,140
National Retail Properties, Inc. (c)	7,412	157,283
Nationwide Health Properties, Inc. (c)	2,028	71,345
Omega Healthcare Investors, Inc. (c)	10,178	197,962
Parkway Properties, Inc.	1,780	37,060
PS Business Parks, Inc.	1,558	77,978
Washington (REIT) (SBI)	1,850	50,968
		2,057,299
Thrifts & Mortgage Finance - 1.1%
Dime Community Bancshares, Inc.	6,375	74,715
First Defiance Financial Corp.	3,191	36,026
Flushing Financial Corp.	9,519	107,184
Meridian Interstate Bancorp, Inc. (a)	3,204	27,843
Northwest Bancshares, Inc.	5,400	61,128
Provident New York Bancorp	8,059	68,018
United Financial Bancorp, Inc.	3,182	41,716
Westfield Financial, Inc.	7,281	60,068
		476,698
TOTAL FINANCIALS		7,494,889
HEALTH CARE - 13.5%
Biotechnology - 2.3%
ArQule, Inc. (a)	14,725	54,335
Celldex Therapeutics, Inc. (a)	8,511	39,831
Cubist Pharmaceuticals, Inc. (a)(c)	5,620	106,611
Enzon Pharmaceuticals, Inc. (a)(c)	7,411	78,038
Exelixis, Inc. (a)(c)	13,865	102,185
Human Genome Sciences, Inc. (a)	5,130	156,978
Idera Pharmaceuticals, Inc. (a)	7,000	36,190
Martek Biosciences (a)(c)	4,044	76,593
Medivation, Inc. (a)	3,770	141,941
ONYX Pharmaceuticals, Inc. (a)(c)	956	28,049
Osiris Therapeutics, Inc. (a)	6,383	45,575
PDL BioPharma, Inc. (c)	5,421	37,188
Seattle Genetics, Inc. (a)(c)	8,000	81,280
		984,794
Health Care Equipment & Supplies - 3.9%
American Medical Systems Holdings, Inc. (a)(c)	14,524	280,168
Cantel Medical Corp.	7,194	145,175
ev3, Inc. (a)(c)	10,643	141,978
Haemonetics Corp. (a)	1,271	70,096
Invacare Corp.	7,043	175,652
Kensey Nash Corp. (a)(c)	3,041	77,546
Meridian Bioscience, Inc. (c)	5,759	124,106
Quidel Corp. (a)(c)	7,791	107,360
RTI Biologics, Inc. (a)	12,297	47,220
Sirona Dental Systems, Inc. (a)(c)	881	27,963
Steris Corp. (c)	7,198	201,328

	Shares	Value
Symmetry Medical, Inc. (a)	5,284	$ 42,589
Thoratec Corp. (a)(c)	2,836	76,345
Young Innovations, Inc.	5,063	125,461
		1,642,987
Health Care Providers & Services - 5.4%
Amedisys, Inc. (a)(c)	1,279	62,108
American Dental Partners, Inc. (a)	4,359	56,231
AMN Healthcare Services, Inc. (a)	7,044	63,819
AmSurg Corp. (a)(c)	5,900	129,918
Centene Corp. (a)	7,864	166,481
Continucare Corp. (a)	15,626	68,286
Cross Country Healthcare, Inc. (a)	4,301	42,623
Emergency Medical Services Corp. Class A (a)	2,850	154,328
Genoptix, Inc. (a)(c)	4,264	151,500
Hanger Orthopedic Group, Inc. (a)	5,741	79,398
HealthSouth Corp. (a)(c)	15,221	285,698
InVentiv Health, Inc. (a)(c)	7,000	113,190
Magellan Health Services, Inc. (a)	1,632	66,471
Molina Healthcare, Inc. (a)	833	19,051
NightHawk Radiology Holdings, Inc. (a)	19,256	87,230
Owens & Minor, Inc.	2,446	105,007
PharMerica Corp. (a)(c)	8,248	130,978
Providence Service Corp. (a)	7,255	114,629
RehabCare Group, Inc. (a)	7,692	234,068
Virtual Radiologic Corp. (a)	10,820	138,063
		2,269,077
Life Sciences Tools & Services - 0.4%
Affymetrix, Inc. (a)	5,763	33,656
Cambrex Corp. (a)	11,500	64,170
Dionex Corp. (a)(c)	259	19,132
Kendle International, Inc. (a)(c)	2,860	52,367
		169,325
Pharmaceuticals - 1.5%
Auxilium Pharmaceuticals, Inc. (a)(c)	1,633	48,957
Impax Laboratories, Inc. (a)	10,000	136,000
Inspire Pharmaceuticals, Inc. (a)(c)	6,187	34,152
Medicis Pharmaceutical Corp. Class A	6,603	178,611
Nektar Therapeutics (a)(c)	4,898	45,649
Santarus, Inc. (a)	7,500	34,650
Valeant Pharmaceuticals International (a)(c)	4,500	143,055
		621,074
TOTAL HEALTH CARE		5,687,257
INDUSTRIALS - 15.1%
Aerospace & Defense - 1.1%
Cubic Corp.	4,821	179,823
DynCorp International, Inc. Class A (a)	5,193	74,520
GenCorp, Inc. (non-vtg.) (a)	27,128	189,896
Teledyne Technologies, Inc. (a)	750	28,770
		473,009
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Air Freight & Logistics - 0.4%
Hub Group, Inc. Class A (a)(c)	6,050	$ 162,322
Airlines - 1.0%
Allegiant Travel Co. (a)	3,335	157,312
Republic Airways Holdings, Inc. (a)	8,200	60,598
SkyWest, Inc.	11,014	186,357
		404,267
Building Products - 0.7%
Apogee Enterprises, Inc.	7,700	107,800
Gibraltar Industries, Inc.	8,263	129,977
Universal Forest Products, Inc.	907	33,387
		271,164
Commercial Services & Supplies - 2.2%
ABM Industries, Inc.	2,000	41,320
American Reprographics Co. (a)	2,573	18,037
ATC Technology Corp. (a)	4,446	106,037
Cenveo, Inc. (a)	10,684	93,485
HNI Corp.	3,867	106,845
ICT Group, Inc. (a)	969	15,824
M&F Worldwide Corp. (a)	4,087	161,437
Metalico, Inc. (a)(c)	25,902	127,438
Schawk, Inc. Class A	7,737	105,223
Tetra Tech, Inc. (a)	2,984	81,075
Waste Services, Inc. (a)	8,971	81,726
		938,447
Construction & Engineering - 1.1%
Comfort Systems USA, Inc.	10,693	131,952
Dycom Industries, Inc. (a)	9,834	78,967
EMCOR Group, Inc. (a)(c)	6,595	177,406
Great Lakes Dredge & Dock Corp.	8,339	54,037
Sterling Construction Co., Inc. (a)	1,000	19,180
		461,542
Electrical Equipment - 2.2%
A.O. Smith Corp. (c)	3,300	143,187
AZZ, Inc. (a)	3,014	98,558
Belden, Inc.	5,790	126,917
Brady Corp. Class A	3,931	117,969
Encore Wire Corp.	3,540	74,588
EnerSys (a)	4,964	108,563
GrafTech International Ltd. (a)	11,850	184,268
Regal-Beloit Corp.	1,660	86,220
		940,270
Industrial Conglomerates - 0.4%
Raven Industries, Inc.	2,767	87,908
Tredegar Corp.	4,275	67,631
		155,539
Machinery - 2.3%
Alamo Group, Inc.	2,999	51,433
Altra Holdings, Inc. (a)	18,400	227,240
Briggs & Stratton Corp. (c)	2,345	43,875

	Shares	Value
CIRCOR International, Inc.	3,286	$ 82,741
Columbus McKinnon Corp. (NY Shares) (a)	5,260	71,852
Nordson Corp.	3,257	199,263
Tennant Co.	5,887	154,181
Watts Water Technologies, Inc. Class A (c)	4,809	148,694
		979,279
Marine - 0.1%
Horizon Lines, Inc. Class A	8,573	47,752
Professional Services - 2.1%
Diamond Management & Technology Consultants, Inc.	10,500	77,385
ICF International, Inc. (a)	1,700	45,560
Kelly Services, Inc. Class A (non-vtg.)	9,531	113,705
MPS Group, Inc. (a)(c)	5,010	68,837
Navigant Consulting, Inc. (a)(c)	5,962	88,595
On Assignment, Inc. (a)	30,531	218,297
Spherion Corp. (a)	15,000	84,300
Watson Wyatt Worldwide, Inc. Class A	4,272	203,005
		899,684
Road & Rail - 0.8%
Celadon Group, Inc. (a)	7,733	83,903
Dollar Thrifty Automotive Group, Inc. (a)	3,556	91,069
Universal Truckload Services, Inc.	1,500	27,150
Werner Enterprises, Inc.	6,883	136,215
		338,337
Trading Companies & Distributors - 0.7%
Aircastle Ltd.	4,940	48,659
Beacon Roofing Supply, Inc. (a)(c)	12,461	199,376
Watsco, Inc.	1,055	51,674
		299,709
TOTAL INDUSTRIALS		6,371,321
INFORMATION TECHNOLOGY - 20.0%
Communications Equipment - 2.7%
3Com Corp. (a)	45,804	343,527
ADC Telecommunications, Inc. (a)(c)	15,994	99,323
Arris Group, Inc. (a)(c)	5,667	64,774
Blue Coat Systems, Inc. (a)(c)	7,313	208,713
Oplink Communications, Inc. (a)	12,064	197,729
Polycom, Inc. (a)(c)	1,507	37,630
Tekelec (a)	10,929	166,995
		1,118,691
Computers & Peripherals - 1.1%
Cray, Inc. (a)	9,437	60,586
Quantum Corp. (a)	54,698	160,265
Rimage Corp. (a)	3,471	60,187
Synaptics, Inc. (a)(c)	5,339	163,640
		444,678
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 3.7%
Anixter International, Inc. (a)(c)	2,579	$ 121,471
Benchmark Electronics, Inc. (a)	9,052	171,173
Brightpoint, Inc. (a)	21,986	161,597
Checkpoint Systems, Inc. (a)(c)	5,253	80,108
CPI International, Inc. (a)	2,827	37,429
CTS Corp.	5,020	48,292
Daktronics, Inc.	16,079	148,088
Insight Enterprises, Inc. (a)	7,911	90,344
Multi-Fineline Electronix, Inc. (a)	2,470	70,074
Newport Corp. (a)	9,400	86,386
OSI Systems, Inc. (a)	5,021	136,973
RadiSys Corp. (a)(c)	11,938	114,008
ScanSource, Inc. (a)	4,787	127,813
SYNNEX Corp. (a)(c)	4,045	124,020
TTM Technologies, Inc. (a)(c)	4,893	56,416
		1,574,192
Internet Software & Services - 1.4%
Art Technology Group, Inc. (a)	19,387	87,435
Digital River, Inc. (a)(c)	1,874	50,579
EarthLink, Inc.	20,329	168,934
j2 Global Communications, Inc. (a)(c)	6,160	125,356
NIC, Inc.	2,551	23,316
Open Text Corp. (a)	715	29,065
ValueClick, Inc. (a)	11,005	111,371
		596,056
IT Services - 2.6%
Acxiom Corp. (a)	14,858	199,394
CACI International, Inc. Class A (a)(c)	3,273	159,886
CSG Systems International, Inc. (a)	6,522	124,505
Euronet Worldwide, Inc. (a)	2,227	48,883
Lionbridge Technologies, Inc. (a)	15,342	35,287
SAIC, Inc. (a)	5,688	107,731
Teletech Holdings, Inc. (a)	6,623	132,659
VeriFone Holdings, Inc. (a)(c)	7,440	121,867
Wright Express Corp. (a)	5,216	166,182
		1,096,394
Semiconductors & Semiconductor Equipment - 4.1%
Amkor Technology, Inc. (a)(c)	8,182	58,583
Atheros Communications, Inc. (a)(c)	9,534	326,444
Entropic Communications, Inc. (a)	24,961	76,630
Lattice Semiconductor Corp. (a)	53,677	144,928
MKS Instruments, Inc. (a)(c)	6,365	110,815
PMC-Sierra, Inc. (a)	21,233	183,878
Power Integrations, Inc.	483	17,562
RF Micro Devices, Inc. (a)(c)	23,045	109,925
Semtech Corp. (a)(c)	2,829	48,121
Sigma Designs, Inc. (a)	2,146	22,962
Skyworks Solutions, Inc. (a)(c)	21,869	310,321

	Shares	Value
Tessera Technologies, Inc. (a)	1,972	$ 45,888
Veeco Instruments, Inc. (a)(c)	8,218	271,523
		1,727,580
Software - 4.4%
Actuate Corp. (a)	13,836	59,218
i2 Technologies, Inc. (a)	7,000	133,840
Informatica Corp. (a)(c)	3,964	102,509
Interactive Intelligence, Inc. (a)(c)	3,208	59,156
Jack Henry & Associates, Inc.	12,673	293,000
Lawson Software, Inc. (a)	13,001	86,457
Manhattan Associates, Inc. (a)	5,062	121,640
MicroStrategy, Inc. Class A (a)	1,495	140,560
Monotype Imaging Holdings, Inc. (a)(c)	6,217	56,140
Net 1 UEPS Technologies, Inc. (a)	4,905	95,255
Quest Software, Inc. (a)	14,589	268,438
Solera Holdings, Inc.	5,920	213,179
SonicWALL, Inc. (a)	10,506	79,951
TeleCommunication Systems, Inc. Class A (a)(c)	6,953	67,305
TIBCO Software, Inc. (a)	5,811	55,960
Vasco Data Security International, Inc. (a)	7,401	46,404
		1,879,012
TOTAL INFORMATION TECHNOLOGY		8,436,603
MATERIALS - 5.6%
Chemicals - 2.6%
H.B. Fuller Co.	6,166	140,277
Innophos Holdings, Inc.	6,058	139,273
NewMarket Corp.	1,923	220,703
OM Group, Inc. (a)	5,661	177,699
OMNOVA Solutions, Inc. (a)	20,673	126,725
Stepan Co.	2,306	149,452
W.R. Grace & Co. (a)(c)	3,255	82,514
Westlake Chemical Corp.	3,425	85,385
		1,122,028
Containers & Packaging - 1.3%
BWAY Holding Co. (a)	3,100	59,582
Rock-Tenn Co. Class A	5,563	280,431
Silgan Holdings, Inc.	3,641	210,741
		550,754
Metals & Mining - 0.4%
Worthington Industries, Inc.	11,756	153,651
Paper & Forest Products - 1.3%
Buckeye Technologies, Inc. (a)	17,574	171,522
Domtar Corp. (a)(c)	4,364	241,809
Glatfelter	12,157	147,708
		561,039
TOTAL MATERIALS		2,387,472
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.6%
Cincinnati Bell, Inc. (a)(c)	17,650	$ 60,893
Consolidated Communications Holdings, Inc.	8,854	154,945
HickoryTech Corp.	3,528	31,152
		246,990
Wireless Telecommunication Services - 0.1%
Syniverse Holdings, Inc. (a)	3,051	53,331
TOTAL TELECOMMUNICATION SERVICES		300,321
UTILITIES - 2.0%
Electric Utilities - 0.5%
IDACORP, Inc. (c)	761	24,314
Portland General Electric Co.	2,919	59,577
UIL Holdings Corp.	5,228	146,802
		230,693
Gas Utilities - 1.1%
Chesapeake Utilities Corp.	1,800	57,690
New Jersey Resources Corp.	1,928	72,107
Nicor, Inc.	462	19,450
Northwest Natural Gas Co.	1,105	49,769
Piedmont Natural Gas Co., Inc.	2,952	78,966
Southwest Gas Corp. (c)	3,306	94,320
WGL Holdings, Inc.	2,395	80,328
		452,630
Multi-Utilities - 0.4%
Avista Corp.	6,860	148,107
TOTAL UTILITIES		831,430
TOTAL COMMON STOCKS (Cost $37,913,213)		41,167,337
U.S. Treasury Obligations - 0.6%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.38% to 0.53% 5/6/10 to 6/3/10 (d) (Cost $259,565)	$ 260,000	259,874
Money Market Funds - 28.2%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (e)	847,733	$ 847,733
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(e)	11,076,354	11,076,354
TOTAL MONEY MARKET FUNDS (Cost $11,924,087)		11,924,087
TOTAL INVESTMENT PORTFOLIO - 126.3% (Cost $50,096,865)		53,351,298
NET OTHER ASSETS - (26.3)%		(11,101,681)
NET ASSETS - 100%		$ 42,249,617
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
18 NYFE Russell Mini Index Contracts	March 2010	$ 1,123,020	$ 21,678

The face value of futures purchased as a percentage of net assets - 2.7%
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $259,874.

(e) Affiliated Fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the Fund at period end. A complete unaudited listing of the Fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,350
Fidelity Securities Lending Cash Central Fund	39,473
Total	$ 44,823
Other Information

The following is a summary of the inputs used, as of December 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 5,732,183	$ 5,732,183	$ -	$ -
Consumer Staples	1,907,058	1,907,058	-	-
Energy	2,018,803	2,018,803	-	-
Financials	7,494,889	7,494,889	-	-
Health Care	5,687,257	5,687,257	-	-
Industrials	6,371,321	6,371,321	-	-
Information Technology	8,436,603	8,436,603	-	-
Materials	2,387,472	2,387,472	-	-
Telecommunication Services	300,321	300,321	-	-
Utilities	831,430	831,430	-	-
U.S. Government and Government Agency Obligations	259,874	-	259,874	-
Money Market Funds	11,924,087	11,924,087	-	-
Total Investments in Securities:	$ 53,351,298	$ 53,091,424	$ 259,874	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 21,678	$ 21,678	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of December 31, 2009. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 21,678	$ -
Total Value of Derivatives	$ 21,678	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Income Tax Information
At December 31, 2009, the fund had a capital loss carryforward of approximately $10,259,083 of which $3,004,348 and $7,254,735 will expire on December 31, 2016 and 2017, respectively.
The fund intends to elect to defer to its fiscal year ending December 31, 2010 approximately $488,796 of losses recognized during the period November 1, 2009 to December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2009

Assets
Investment in securities, at value (including securities loaned of $10,653,567) - See accompanying schedule: Unaffiliated issuers (cost $38,172,778)	$ 41,427,211
Fidelity Central Funds (cost $11,924,087)	11,924,087
Total Investments (cost $50,096,865)		$ 53,351,298
Cash		5,213
Receivable for investments sold		79,150
Receivable for fund shares sold		15,278
Dividends receivable		53,279
Distributions receivable from Fidelity Central Funds		4,576
Prepaid expenses		176
Total assets		53,508,970

Liabilities
Payable for fund shares redeemed	$ 101,199
Accrued management fee	25,345
Distribution fees payable	349
Payable for daily variation on futures contracts	12,240
Other affiliated payables	5,441
Other payables and accrued expenses	38,425
Collateral on securities loaned, at value	11,076,354
Total liabilities		11,259,353

Net Assets		$ 42,249,617
Net Assets consist of:
Paid in capital		$ 49,892,381
Distributions in excess of net investment income		(2)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,918,873)
Net unrealized appreciation (depreciation) on investments		3,276,111
Net Assets		$ 42,249,617

Statement of Assets and Liabilities - continued

December 31, 2009

Initial Class: Net Asset Value, offering price and redemption price per share ($13,863,662 ÷ 1,556,830 shares)	$ 8.91

Service Class: Net Asset Value, offering price and redemption price per share ($425,500 ÷ 47,714 shares)	$ 8.92

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,534,627 ÷ 172,120 shares)	$ 8.92

Investor Class: Net Asset Value, offering price and redemption price per share ($26,425,828 ÷ 2,972,749 shares)	$ 8.89

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2009

Investment Income
Dividends		$ 469,930
Interest		1,147
Income from Fidelity Central Funds (including $39,473 from security lending)		44,823
Total income		515,900

Expenses
Management fee	$ 234,900
Transfer agent fees	54,535
Distribution fees	3,892
Accounting and security lending fees	13,392
Custodian fees and expenses	11,115
Independent trustees' compensation	219
Audit	46,049
Legal	177
Miscellaneous	2,229
Total expenses before reductions	366,508
Expense reductions	(15,480)	351,028
Net investment income (loss)		164,872
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(6,711,234)
Foreign currency transactions	297
Futures contracts	498,141
Total net realized gain (loss)		(6,212,796)
Change in net unrealized appreciation (depreciation) on: Investment securities	13,489,598
Futures contracts	6,200
Total change in net unrealized appreciation (depreciation)		13,495,798
Net gain (loss)		7,283,002
Net increase (decrease) in net assets resulting from operations		$ 7,447,874

Statement of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 164,872	$ 216,689
Net realized gain (loss)	(6,212,796)	(3,641,149)
Change in net unrealized appreciation (depreciation)	13,495,798	(11,130,564)
Net increase (decrease) in net assets resulting from operations	7,447,874	(14,555,024)
Distributions to shareholders from net investment income	(164,922)	(262,687)
Share transactions - net increase (decrease)	8,130,084	2,560,105
Total increase (decrease) in net assets	15,413,036	(12,257,606)

Net Assets
Beginning of period	26,836,581	39,094,187
End of period (including distributions in excess of net investment income of $2 and $0, respectively)	$ 42,249,617	$ 26,836,581

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 7.32	$ 11.17	$ 11.56	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.04	.07	.05	.04	- J
Net realized and unrealized gain (loss)	1.59	(3.84)	(.32)	1.60	(.06)
Total from investment operations	1.63	(3.77)	(.27)	1.64	(.06)
Distributions from net investment income	(.04)	(.08)	(.06)	(.02)	-
Distributions from net realized gain	-	-	(.07)	-	-
Total distributions	(.04)	(.08)	(.12) K	(.02)	-
Net asset value, end of period	$ 8.91	$ 7.32	$ 11.17	$ 11.56	$ 9.94
Total Return B,C,D	22.28%	(33.72)%	(2.33)%	16.51%	(.60)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.05%	1.04%	1.01%	1.30%	42.86% A
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00% A
Expenses net of all reductions	1.00%	1.00%	1.00%	.98%	1.00% A
Net investment income (loss)	.56%	.71%	.45%	.34%	2.50% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,864	$ 8,381	$ 11,668	$ 10,119	$ 1,242
Portfolio turnover rate G	81%	87%	113%	47%	0%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 27, 2005 (commencement of operations) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.12 per share is comprised of distributions from net investment income of $.059 and distributions from net realized gain of $.065 per share.

Financial Highlights - Service Class

Years ended December 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 7.33	$ 11.17	$ 11.56	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.03	.06	.04	.03	- J
Net realized and unrealized gain (loss)	1.58	(3.84)	(.31)	1.60	(.06)
Total from investment operations	1.61	(3.78)	(.27)	1.63	(.06)
Distributions from net investment income	(.02)	(.06)	(.05)	(.01)	-
Distributions from net realized gain	-	-	(.07)	-	-
Total distributions	(.02)	(.06)	(.12) K	(.01)	-
Net asset value, end of period	$ 8.92	$ 7.33	$ 11.17	$ 11.56	$ 9.94
Total Return B,C,D	22.03%	(33.79)%	(2.40)%	16.40%	(.60)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.10%	1.10%	1.09%	1.54%	42.96% A
Expenses net of fee waivers, if any	1.10%	1.10%	1.09%	1.10%	1.10% A
Expenses net of all reductions	1.10%	1.10%	1.08%	1.08%	1.10% A
Net investment income (loss)	.46%	.61%	.37%	.24%	2.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 426	$ 631	$ 1,411	$ 1,446	$ 1,242
Portfolio turnover rate G	81%	87%	113%	47%	0%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 27, 2005 (commencement of operations) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.12 per share is comprised of distributions from net investment income of $.051 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 7.33	$ 11.15	$ 11.55	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	.04	.02	.01	- J
Net realized and unrealized gain (loss)	1.59	(3.82)	(.32)	1.61	(.06)
Total from investment operations	1.61	(3.78)	(.30)	1.62	(.06)
Distributions from net investment income	(.02)	(.04)	(.04)	(.01)	-
Distributions from net realized gain	-	-	(.07)	-	-
Total distributions	(.02)	(.04)	(.10) K	(.01)	-
Net asset value, end of period	$ 8.92	$ 7.33	$ 11.15	$ 11.55	$ 9.94
Total Return B,C,D	21.94%	(33.91)%	(2.60)%	16.25%	(.60)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.41%	1.32%	1.24%	1.69%	43.12% A
Expenses net of fee waivers, if any	1.25%	1.25%	1.24%	1.25%	1.25% A
Expenses net of all reductions	1.25%	1.25%	1.24%	1.23%	1.25% A
Net investment income (loss)	.31%	.46%	.21%	.09%	2.25% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,535	$ 1,494	$ 4,143	$ 1,444	$ 1,242
Portfolio turnover rate G	81%	87%	113%	47%	0%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 27, 2005 (commencement of operations) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.10 per share is comprised of distributions from net investment income of $.038 and distributions from net realized gain of $.065 per share.

Financial Highlights - Investor Class

Years ended December 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 7.31	$ 11.15	$ 11.55	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.04	.06	.04	.02	- J
Net realized and unrealized gain (loss)	1.57	(3.83)	(.32)	1.61	(.06)
Total from investment operations	1.61	(3.77)	(.28)	1.63	(.06)
Distributions from net investment income	(.03)	(.07)	(.05)	(.02)	-
Distributions from net realized gain	-	-	(.07)	-	-
Total distributions	(.03)	(.07)	(.12) K	(.02)	-
Net asset value, end of period	$ 8.89	$ 7.31	$ 11.15	$ 11.55	$ 9.94
Total Return B,C,D	22.09%	(33.77)%	(2.50)%	16.40%	(.60)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.12%	1.10%	1.10%	1.41%	43.46% A
Expenses net of fee waivers, if any	1.08%	1.08%	1.10%	1.15%	1.15% A
Expenses net of all reductions	1.08%	1.08%	1.10%	1.13%	1.15% A
Net investment income (loss)	.48%	.63%	.35%	.19%	2.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,426	$ 16,331	$ 21,872	$ 11,853	$ 1,242
Portfolio turnover rate G	81%	87%	113%	47%	0%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 27, 2005 (commencement of operations) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.12 per share is comprised of distributions from net investment income of $.05 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2009

1. Organization.

VIP Disciplined Small Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, February 12, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2009, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2009, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, futures transactions, foreign currency transactions, market discount, capital loss carryforwards and losses due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 6,377,879
Gross unrealized depreciation	(3,273,353)
Net unrealized appreciation (depreciation)	$ 3,104,526

Tax Cost	$ 50,246,772

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 589
Capital loss carryforward	$ (10,259,083)
Net unrealized appreciation (depreciation)	$ 3,104,526

The tax character of distributions paid was as follows:

	December 31, 2009	December 31, 2008
Ordinary Income	$ 164,922	$ 262,687

4. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risk relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may exceed any futures variation margin reflected in the Fund's Statement of Assets and Liabilities and may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations. The total underlying face amount of all open futures contracts at period end is indicative of the volume of this derivative type.

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ 498,141	$ 6,200
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)(b)	$ 498,141	$ 6,200

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $498,141 for futures contracts.

(b) Total derivatives change in unrealized gain (loss) included in the Statement of Operations is comprised of $6,200 for futures contracts.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $33,510,376 and $25,558,836, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode®), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by FMR for providing these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 482
Service Class 2	3,410
$ 3,892

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 12,152
Service Class	472
Service Class 2	3,303
Investor Class	38,608
$ 54,535

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $153 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on

Annual Report

8. Security Lending - continued

the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Initial Class	1.00%	$ 5,089
Service Class	1.10%	7
Service Class 2	1.25%	2,166
Investor Class	1.08%	8,218
		$ 15,480

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2009	2008
From net investment income
Initial Class	$ 61,802	$ 90,628
Service Class	1,142	5,461
Service Class 2	3,081	7,729
Investor Class	98,897	158,869
Total	$ 164,922	$ 262,687

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Initial Class
Shares sold	881,945	719,739	$ 6,596,533	$ 6,865,792
Reinvestment of distributions	7,120	12,745	61,801	90,628
Shares redeemed	(476,928)	(632,029)	(3,627,257)	(6,132,593)
Net increase (decrease)	412,137	100,455	$ 3,031,077	$ 823,827
Service Class
Shares sold	-	-	$ -	$ -
Reinvestment of distributions	131	767	1,142	5,461
Shares redeemed	(38,457)	(41,104)	(283,451)	(358,409)
Net increase (decrease)	(38,326)	(40,337)	$ (282,309)	$ (352,948)
Service Class 2
Shares sold	54,885	130,549	$ 404,564	$ 1,286,295
Reinvestment of distributions	355	1,086	3,082	7,729
Shares redeemed	(86,974)	(299,338)	(623,454)	(2,842,510)
Net increase (decrease)	(31,734)	(167,703)	$ (215,808)	$ (1,548,486)
Investor Class
Shares sold	1,414,856	1,253,569	$ 10,597,977	$ 12,326,828
Reinvestment of distributions	11,420	22,374	98,897	158,869
Shares redeemed	(687,162)	(1,003,622)	(5,099,750)	(8,847,985)
Net increase (decrease)	739,114	272,321	$ 5,597,124	$ 3,637,712

Annual Report

Notes to Financial Statements - continued

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 95% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Disciplined Small Cap Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Disciplined Small Cap Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Disciplined Small Cap Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1988

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Initial Class, Service Class, Service Class 2, and Investor Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Disciplined Small Cap Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2008, the cumulative total returns of Initial Class and Service Class 2 of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

VIP Disciplined Small Cap Portfolio

The Board stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for the one-year period, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Initial Class through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 20% means that 80% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Disciplined Small Cap Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Initial Class ranked below its competitive median for 2008 and the total expenses of each of Investor Class, Service Class, and Service Class 2 ranked above its competitive median for 2008. The Board considered that the total expenses of Investor Class were above the median primarily due to its higher transfer agent fee. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Geode Capital Management, LLC

FMR Co., Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

VDSC-ANN-0210
1.820582.104

Fidelity® Variable Insurance Products:
Index 500 Portfolio

Annual Report

December 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Geode is a registered trademark of Geode Capital Management, LLC.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years
VIP Index 500 - Initial Class	26.61%	0.40%	-1.07%
VIP Index 500 - Service ClassA	26.48%	0.30%	-1.16%
VIP Index 500 - Service Class 2B	26.30%	0.15%	-1.31%

A The initial offering of Service Class shares took place on July 7, 2000. Performance of Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance of Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of Service Class 2's 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Index 500 Portfolio - Initial Class on December 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM (S&P 500 ®)Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In 2009, most global markets saw both crippling lows and considerable highs. After a dismal start, the economy began to show signs of improvement, suggesting that a recovery was on the horizon. Credit markets began to heal as fiscal and monetary stimulus efforts around the world started to take effect, and corporate earnings staged an impressive rebound, fueled in large part by massive cost cutting. As a result, the flight to quality that marked most of 2008 and early 2009 shifted in March as investors flocked to riskier asset categories. The U.S. equity market, as measured by the bellwether Standard & Poor's 500SM Index and the blue-chip proxy Dow Jones Industrial AverageSM, reflected this changing environment, gaining 26.46% and 22.68%, respectively. Meanwhile, the technology-laden Nasdaq Composite® Index rose 45.32%. Foreign stocks also produced strong gains, as illustrated by the 31.93% jump of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. Emerging-markets stocks, which suffered their worst calendar-year performance ever in 2008, posted record returns this past year, with the MSCI Emerging Markets Index soaring 79.02%. A depreciating U.S. dollar helped bolster returns for U.S. investors in foreign equities.

Comments from Jeffrey Adams, who oversees the VIP Index 500 Portfolio's investment management team as Head of Indexing for Geode Capital Management, LLC: For the year ending December 31, 2009, the fund's performance was in line with that of the S&P 500® index. (For specific portfolio results, please refer to the performance section of this report.) Many of the top contributors were technology stocks, led by Apple, a maker of personal computers and other consumer-oriented electronic devices. The stock more than doubled during the year as a result of sales and earnings continuing to surpass Wall Street analysts' expectations. Software giant Microsoft also outperformed. The company saw its profits decline, but cost cutting coupled with healthy sales helped it as well to outpace analysts' forecasts. Shares of Internet search leader Google moved steadily upward, as the company benefited from strong earnings, which eased investors' fears about the effects of economic weakness on online ad spending. A more favorable business environment spurred higher sales for network products manufacturer Cisco Systems. Computer and technology products maker Hewlett-Packard also did well, as did diversified tech company IBM. In financials, investment bank Goldman Sachs continued to generate very strong earnings. Diversified financial stock JPMorgan Chase also contributed. The biggest detractor was energy giant Exxon Mobil. Its shares suffered a low-double-digit decline. In addition, as the largest position in the index by a wide margin, its impact on overall performance was magnified. Several financial stocks were notable laggards, especially Citigroup. The market reacted poorly to its plan to sell additional equity and exit the federal Troubled Asset Relief Program (TARP). Banking stock Wells Fargo also lagged, though to a much lesser extent than Citigroup. In the health care sector, biotechnology stocks Gilead Sciences and Genzyme lagged. Elsewhere, grocery company Kroger fell sharply after price cuts triggered weaker-than-expected quarterly earnings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009
Initial Class	.10%
Actual		$ 1,000.00	$ 1,225.90	$ .56
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51
Service Class	.20%
Actual		$ 1,000.00	$ 1,225.30	$ 1.12
HypotheticalA		$ 1,000.00	$ 1,024.20	$ 1.02
Service Class 2.35%
Actual		$ 1,000.00	$ 1,224.40	$ 1.96
HypotheticalA		$ 1,000.00	$ 1,023.44	$ 1.79

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.2	4.2
Microsoft Corp.	2.3	2.2
Apple, Inc.	1.9	1.6
Johnson & Johnson	1.8	1.9
Procter & Gamble Co.	1.7	1.8
International Business Machines Corp.	1.7	1.7
AT&T, Inc.	1.6	1.8
JPMorgan Chase & Co.	1.6	1.6
General Electric Co.	1.6	1.5
Chevron Corp.	1.5	1.6
	18.9
Market Sectors as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.4	18.1
Financials	14.1	13.4
Health Care	12.3	13.7
Energy	11.2	12.2
Consumer Staples	11.1	11.8
Industrials	10.0	9.6
Consumer Discretionary	9.4	8.8
Utilities	3.6	4.0
Materials	3.5	3.2
Telecommunication Services	3.1	3.5
Asset Allocation
To match the Standard & Poor's 500 Index®, the VIP Index 500 Portfolio seeks 100% investment exposure to stocks at all times.

Annual Report

Investments December 31, 2009

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
CONSUMER DISCRETIONARY - 9.4%
Auto Components - 0.2%
Johnson Controls, Inc.	133,398	$ 3,633,762
The Goodyear Tire & Rubber Co. (a)	48,136	678,718
		4,312,480
Automobiles - 0.4%
Ford Motor Co. (a)(c)	657,391	6,573,910
Harley-Davidson, Inc. (c)	46,602	1,174,370
		7,748,280
Distributors - 0.1%
Genuine Parts Co. (c)	31,716	1,203,939
Diversified Consumer Services - 0.2%
Apollo Group, Inc. Class A (non-vtg.) (a)(c)	25,546	1,547,577
DeVry, Inc. (c)	12,284	696,871
H&R Block, Inc.	66,653	1,507,691
		3,752,139
Hotels, Restaurants & Leisure - 1.5%
Carnival Corp. unit	86,865	2,752,752
Darden Restaurants, Inc.	27,753	973,298
International Game Technology	59,038	1,108,143
Marriott International, Inc. Class A (c)	50,419	1,373,918
McDonald's Corp.	214,522	13,394,754
Starbucks Corp. (a)(c)	147,675	3,405,386
Starwood Hotels & Resorts Worldwide, Inc.	37,174	1,359,453
Wyndham Worldwide Corp. (c)	35,506	716,156
Wynn Resorts Ltd. (c)	13,706	798,100
Yum! Brands, Inc.	92,971	3,251,196
		29,133,156
Household Durables - 0.3%
Black & Decker Corp.	11,973	776,210
D.R. Horton, Inc. (c)	54,938	597,176
Fortune Brands, Inc. (c)	29,886	1,291,075
Harman International Industries, Inc. (c)	13,788	486,441
Leggett & Platt, Inc.	30,236	616,814
Lennar Corp. Class A (c)	32,068	409,508
Newell Rubbermaid, Inc. (c)	55,201	828,567
Pulte Homes, Inc.	62,756	627,560
Whirlpool Corp. (c)	14,765	1,190,945
		6,824,296
Internet & Catalog Retail - 0.6%
Amazon.com, Inc. (a)(c)	66,274	8,915,178
Expedia, Inc. (a)(c)	41,901	1,077,275
Priceline.com, Inc. (a)(c)	8,737	1,909,035
		11,901,488
Leisure Equipment & Products - 0.1%
Eastman Kodak Co. (c)	53,311	224,972

	Shares	Value
Hasbro, Inc. (c)	24,762	$ 793,870
Mattel, Inc.	71,855	1,435,663
		2,454,505
Media - 2.8%
CBS Corp. Class B (c)	134,609	1,891,256
Comcast Corp. Class A	567,459	9,567,359
DIRECTV (a)	190,206	6,343,370
Gannett Co., Inc. (c)	46,960	697,356
Interpublic Group of Companies, Inc. (a)(c)	96,631	713,137
McGraw-Hill Companies, Inc. (c)	62,597	2,097,625
Meredith Corp. (c)	7,292	224,958
News Corp. Class A	447,898	6,131,724
Omnicom Group, Inc. (c)	61,869	2,422,171
Scripps Networks Interactive, Inc. Class A (c)	17,779	737,829
The New York Times Co. Class A (c)	22,986	284,107
The Walt Disney Co. (c)	382,358	12,331,046
Time Warner Cable, Inc. (c)	70,057	2,899,659
Time Warner, Inc.	232,093	6,763,190
Viacom, Inc. Class B (non-vtg.) (a)	120,661	3,587,252
Washington Post Co. Class B (c)	1,233	542,027
		57,234,066
Multiline Retail - 0.8%
Big Lots, Inc. (a)(c)	16,424	475,968
Family Dollar Stores, Inc. (c)	27,590	767,830
JCPenney Co., Inc.	46,886	1,247,636
Kohl's Corp. (a)(c)	60,947	3,286,872
Macy's, Inc.	83,690	1,402,644
Nordstrom, Inc. (c)	32,858	1,234,804
Sears Holdings Corp. (a)(c)	9,649	805,209
Target Corp.	149,546	7,233,540
		16,454,503
Specialty Retail - 1.9%
Abercrombie & Fitch Co. Class A	17,489	609,492
AutoNation, Inc. (a)(c)	18,381	351,996
AutoZone, Inc. (a)(c)	5,948	940,200
Bed Bath & Beyond, Inc. (a)	52,218	2,017,181
Best Buy Co., Inc.	67,896	2,679,176
Gamestop Corp. Class A (a)(c)	32,734	718,184
Gap, Inc.	94,639	1,982,687
Home Depot, Inc. (c)	338,011	9,778,658
Limited Brands, Inc. (c)	53,174	1,023,068
Lowe's Companies, Inc.	292,613	6,844,218
O'Reilly Automotive, Inc. (a)(c)	27,271	1,039,571
Office Depot, Inc. (a)(c)	54,609	352,228
RadioShack Corp. (c)	24,887	485,297
Ross Stores, Inc. (c)	24,867	1,062,070
Sherwin-Williams Co.	18,925	1,166,726
Staples, Inc.	143,898	3,538,452
Tiffany & Co., Inc.	24,739	1,063,777
TJX Companies, Inc. (c)	83,430	3,049,367
		38,702,348
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.5%
Coach, Inc. (c)	63,397	$ 2,315,892
NIKE, Inc. Class B	77,447	5,116,923
Polo Ralph Lauren Corp. Class A	11,420	924,792
VF Corp.	17,650	1,292,686
		9,650,293
TOTAL CONSUMER DISCRETIONARY		189,371,493
CONSUMER STAPLES - 11.1%
Beverages - 2.6%
Brown-Forman Corp. Class B (non-vtg.) (c)	21,840	1,169,969
Coca-Cola Enterprises, Inc.	63,173	1,339,268
Constellation Brands, Inc. Class A (sub. vtg.) (a)(c)	39,641	631,481
Dr Pepper Snapple Group, Inc.	50,504	1,429,263
Molson Coors Brewing Co. Class B	31,264	1,411,882
Pepsi Bottling Group, Inc.	28,634	1,073,775
PepsiCo, Inc.	310,188	18,859,430
The Coca-Cola Co.	460,614	26,254,998
		52,170,066
Food & Staples Retailing - 2.6%
Costco Wholesale Corp. (c)	86,667	5,128,086
CVS Caremark Corp.	280,391	9,031,394
Kroger Co. (c)	129,371	2,655,987
Safeway, Inc. (c)	80,785	1,719,913
SUPERVALU, Inc. (c)	42,143	535,638
Sysco Corp.	117,647	3,287,057
Wal-Mart Stores, Inc.	424,140	22,670,283
Walgreen Co.	196,561	7,217,720
Whole Foods Market, Inc. (a)(c)	27,957	767,420
		53,013,498
Food Products - 1.6%
Archer Daniels Midland Co.	127,688	3,997,911
Campbell Soup Co.	37,753	1,276,051
ConAgra Foods, Inc.	88,046	2,029,460
Dean Foods Co. (a)(c)	35,879	647,257
General Mills, Inc.	64,918	4,596,844
H.J. Heinz Co.	62,744	2,682,933
Hershey Co. (c)	33,055	1,183,038
Hormel Foods Corp. (c)	13,873	533,417
Kellogg Co. (c)	50,533	2,688,356
Kraft Foods, Inc. Class A	293,632	7,980,918
McCormick & Co., Inc. (non-vtg.)	26,027	940,356
Sara Lee Corp. (c)	138,612	1,688,294
The J.M. Smucker Co.	23,661	1,461,067
Tyson Foods, Inc. Class A (c)	60,649	744,163
		32,450,065
Household Products - 2.5%
Clorox Co. (c)	27,791	1,695,251

	Shares	Value
Colgate-Palmolive Co.	98,833	$ 8,119,131
Kimberly-Clark Corp.	82,569	5,260,471
Procter & Gamble Co.	580,787	35,213,116
		50,287,969
Personal Products - 0.3%
Avon Products, Inc.	84,891	2,674,067
Estee Lauder Companies, Inc. Class A (c)	23,465	1,134,767
Mead Johnson Nutrition Co. Class A	40,651	1,776,449
		5,585,283
Tobacco - 1.5%
Altria Group, Inc.	411,918	8,085,950
Lorillard, Inc.	31,932	2,561,904
Philip Morris International, Inc.	378,616	18,245,505
Reynolds American, Inc. (c)	33,594	1,779,474
		30,672,833
TOTAL CONSUMER STAPLES		224,179,714
ENERGY - 11.2%
Energy Equipment & Services - 1.8%
Baker Hughes, Inc.	61,600	2,493,568
BJ Services Co.	58,341	1,085,143
Cameron International Corp. (a)	48,585	2,030,853
Diamond Offshore Drilling, Inc. (c)	13,816	1,359,771
FMC Technologies, Inc. (a)(c)	24,286	1,404,702
Halliburton Co.	179,287	5,394,746
Nabors Industries Ltd. (a)(c)	56,313	1,232,692
National Oilwell Varco, Inc.	83,158	3,666,436
Rowan Companies, Inc. (a)(c)	22,612	511,936
Schlumberger Ltd.	238,690	15,536,332
Smith International, Inc.	49,181	1,336,248
		36,052,427
Oil, Gas & Consumable Fuels - 9.4%
Anadarko Petroleum Corp.	97,704	6,098,684
Apache Corp. (c)	66,825	6,894,335
Cabot Oil & Gas Corp. (c)	20,604	898,128
Chesapeake Energy Corp.	128,753	3,332,128
Chevron Corp.	398,809	30,704,305
ConocoPhillips	294,931	15,062,126
CONSOL Energy, Inc. (c)	35,946	1,790,111
Denbury Resources, Inc. (a)(c)	49,661	734,983
Devon Energy Corp.	88,279	6,488,507
El Paso Corp.	139,400	1,370,302
EOG Resources, Inc.	50,164	4,880,957
Exxon Mobil Corp. (c)	943,674	64,349,120
Hess Corp.	57,864	3,500,772
Marathon Oil Corp. (c)	140,706	4,392,841
Massey Energy Co. (c)	17,005	714,380
Murphy Oil Corp.	37,954	2,057,107
Noble Energy, Inc. (c)	34,484	2,455,950
Occidental Petroleum Corp.	161,344	13,125,334
Peabody Energy Corp.	53,241	2,407,026
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Pioneer Natural Resources Co. (c)	22,923	$ 1,104,201
Range Resources Corp. (c)	31,355	1,563,047
Southwestern Energy Co. (a)(c)	68,639	3,308,400
Spectra Energy Corp. (c)	128,563	2,636,827
Sunoco, Inc. (c)	23,240	606,564
Tesoro Corp. (c)	27,870	377,639
Valero Energy Corp. (c)	112,183	1,879,065
Williams Companies, Inc.	115,916	2,443,509
XTO Energy, Inc.	115,361	5,367,747
		190,544,095
TOTAL ENERGY		226,596,522
FINANCIALS - 14.1%
Capital Markets - 2.7%
Ameriprise Financial, Inc. (c)	50,690	1,967,786
Bank of New York Mellon Corp.	239,382	6,695,515
Charles Schwab Corp. (c)	189,428	3,565,035
E*TRADE Financial Corp. (a)(c)	307,786	538,626
Federated Investors, Inc. Class B (non-vtg.) (c)	17,513	481,608
Franklin Resources, Inc.	29,621	3,120,572
Goldman Sachs Group, Inc.	102,190	17,253,760
Invesco Ltd.	85,233	2,002,123
Janus Capital Group, Inc. (c)	36,182	486,648
Legg Mason, Inc.	32,295	974,017
Morgan Stanley	270,231	7,998,838
Northern Trust Corp.	48,007	2,515,567
State Street Corp.	98,330	4,281,288
T. Rowe Price Group, Inc. (c)	51,186	2,725,655
		54,607,038
Commercial Banks - 2.7%
BB&T Corp.	136,686	3,467,724
Comerica, Inc. (c)	30,040	888,283
Fifth Third Bancorp	158,094	1,541,417
First Horizon National Corp. (c)	44,113	591,114
Huntington Bancshares, Inc.	142,139	518,807
KeyCorp	174,638	969,241
M&T Bank Corp.	16,432	1,099,136
Marshall & Ilsley Corp. (c)	104,300	568,435
PNC Financial Services Group, Inc.	91,719	4,841,846
Regions Financial Corp.	236,159	1,249,281
SunTrust Banks, Inc.	99,223	2,013,235
U.S. Bancorp, Delaware	380,155	8,557,289
Wells Fargo & Co.	1,015,986	27,421,462
Zions Bancorp (c)	27,474	352,491
		54,079,761
Consumer Finance - 0.8%
American Express Co.	236,385	9,578,320
Capital One Financial Corp.	89,437	3,429,015

	Shares	Value
Discover Financial Services	107,902	$ 1,587,238
SLM Corp. (a)(c)	94,340	1,063,212
		15,657,785
Diversified Financial Services - 4.2%
Bank of America Corp.	1,975,246	29,747,205
Citigroup, Inc.	3,876,231	12,830,325
CME Group, Inc. (c)	13,223	4,442,267
IntercontinentalExchange, Inc. (a)(c)	14,562	1,635,313
JPMorgan Chase & Co.	783,330	32,641,361
Leucadia National Corp. (a)(c)	37,697	896,812
Moody's Corp. (c)	39,020	1,045,736
NYSE Euronext	51,683	1,307,580
The NASDAQ Stock Market, Inc. (a)	29,370	582,113
		85,128,712
Insurance - 2.4%
AFLAC, Inc. (c)	93,010	4,301,713
Allstate Corp. (c)	106,642	3,203,526
American International Group, Inc. (a)(c)	26,757	802,175
Aon Corp.	54,451	2,087,651
Assurant, Inc.	23,218	684,467
Cincinnati Financial Corp.	32,342	848,654
Genworth Financial, Inc. Class A (a)	97,115	1,102,255
Hartford Financial Services Group, Inc.	76,135	1,770,900
Lincoln National Corp.	60,048	1,493,994
Loews Corp.	71,739	2,607,713
Marsh & McLennan Companies, Inc. (c)	104,860	2,315,309
MetLife, Inc.	162,761	5,753,601
Principal Financial Group, Inc. (c)	63,401	1,524,160
Progressive Corp. (c)	134,024	2,411,092
Prudential Financial, Inc.	92,235	4,589,614
The Chubb Corp.	67,898	3,339,224
The Travelers Companies, Inc.	108,609	5,415,245
Torchmark Corp.	16,456	723,241
Unum Group (c)	65,949	1,287,324
XL Capital Ltd. Class A (c)	68,009	1,246,605
		47,508,463
Real Estate Investment Trusts - 1.2%
Apartment Investment & Management Co. Class A	23,258	370,267
AvalonBay Communities, Inc.	16,187	1,329,115
Boston Properties, Inc.	27,575	1,849,455
Equity Residential (SBI) (c)	54,893	1,854,286
HCP, Inc.	58,270	1,779,566
Health Care REIT, Inc. (c)	24,453	1,083,757
Host Hotels & Resorts, Inc. (c)	125,459	1,464,107
Kimco Realty Corp.	79,856	1,080,452
Plum Creek Timber Co., Inc.	32,364	1,222,065
ProLogis Trust (c)	94,065	1,287,750
Public Storage (c)	26,961	2,195,973
Simon Property Group, Inc. (c)	56,676	4,522,745
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Ventas, Inc.	31,130	$ 1,361,626
Vornado Realty Trust (c)	31,169	2,179,960
		23,581,124
Real Estate Management & Development - 0.0%
CB Richard Ellis Group, Inc. Class A (a)(c)	53,618	727,596
Thrifts & Mortgage Finance - 0.1%
Hudson City Bancorp, Inc. (c)	93,981	1,290,359
People's United Financial, Inc. (c)	69,226	1,156,074
		2,446,433
TOTAL FINANCIALS		283,736,912
HEALTH CARE - 12.3%
Biotechnology - 1.5%
Amgen, Inc. (a)	201,195	11,381,601
Biogen Idec, Inc. (a)	57,488	3,075,608
Celgene Corp. (a)	91,360	5,086,925
Cephalon, Inc. (a)(c)	14,841	926,227
Genzyme Corp. (a)	52,753	2,585,425
Gilead Sciences, Inc. (a)	178,888	7,742,273
		30,798,059
Health Care Equipment & Supplies - 2.0%
Baxter International, Inc.	119,838	7,032,094
Becton, Dickinson & Co. (c)	47,135	3,717,066
Boston Scientific Corp. (a)(c)	300,246	2,702,214
C. R. Bard, Inc. (c)	19,189	1,494,823
CareFusion Corp. (a)(c)	35,206	880,502
DENTSPLY International, Inc.	30,222	1,062,908
Hospira, Inc. (a)(c)	32,234	1,643,934
Intuitive Surgical, Inc. (a)(c)	7,592	2,302,805
Medtronic, Inc.	220,012	9,676,128
St. Jude Medical, Inc. (a)	66,444	2,443,810
Stryker Corp. (c)	56,135	2,827,520
Varian Medical Systems, Inc. (a)(c)	24,739	1,159,022
Zimmer Holdings, Inc. (a)(c)	42,336	2,502,481
		39,445,307
Health Care Providers & Services - 2.1%
Aetna, Inc.	86,172	2,731,652
AmerisourceBergen Corp. (c)	57,266	1,492,925
Cardinal Health, Inc.	72,097	2,324,407
CIGNA Corp.	54,354	1,917,066
Coventry Health Care, Inc. (a)(c)	29,417	714,539
DaVita, Inc. (a)	20,316	1,193,362
Express Scripts, Inc. (a)	54,609	4,720,948
Humana, Inc. (a)(c)	33,760	1,481,726
Laboratory Corp. of America Holdings (a)(c)	21,111	1,579,947
McKesson Corp.	53,270	3,329,375
Medco Health Solutions, Inc. (a)(c)	94,772	6,056,879

	Shares	Value
Patterson Companies, Inc. (a)(c)	18,502	$ 517,686
Quest Diagnostics, Inc.	30,874	1,864,172
Tenet Healthcare Corp. (a)	86,076	463,950
UnitedHealth Group, Inc.	230,987	7,040,484
WellPoint, Inc. (a)	91,110	5,310,802
		42,739,920
Health Care Technology - 0.0%
IMS Health, Inc.	36,266	763,762
Life Sciences Tools & Services - 0.4%
Life Technologies Corp. (a)(c)	35,451	1,851,606
Millipore Corp. (a)(c)	11,055	799,829
PerkinElmer, Inc. (c)	23,210	477,894
Thermo Fisher Scientific, Inc. (a)(c)	81,165	3,870,759
Waters Corp. (a)(c)	18,823	1,166,273
		8,166,361
Pharmaceuticals - 6.3%
Abbott Laboratories	307,463	16,599,927
Allergan, Inc.	61,128	3,851,675
Bristol-Myers Squibb Co.	340,253	8,591,388
Eli Lilly & Co. (c)	200,996	7,177,567
Forest Laboratories, Inc. (a)	59,986	1,926,150
Johnson & Johnson	548,458	35,326,180
King Pharmaceuticals, Inc. (a)(c)	49,346	605,475
Merck & Co., Inc.	607,174	22,186,138
Mylan, Inc. (a)(c)	60,745	1,119,530
Pfizer, Inc.	1,604,076	29,178,142
Watson Pharmaceuticals, Inc. (a)	21,099	835,731
		127,397,903
TOTAL HEALTH CARE		249,311,312
INDUSTRIALS - 10.0%
Aerospace & Defense - 2.7%
General Dynamics Corp.	76,690	5,227,957
Goodrich Corp. (c)	24,720	1,588,260
Honeywell International, Inc.	151,679	5,945,817
ITT Corp.	36,317	1,806,408
L-3 Communications Holdings, Inc.	23,103	2,008,806
Lockheed Martin Corp.	63,582	4,790,904
Northrop Grumman Corp.	62,368	3,483,253
Precision Castparts Corp. (c)	27,973	3,086,821
Raytheon Co.	76,177	3,924,639
Rockwell Collins, Inc. (c)	31,256	1,730,332
The Boeing Co. (c)	144,434	7,818,212
United Technologies Corp.	186,366	12,935,664
		54,347,073
Air Freight & Logistics - 1.0%
C.H. Robinson Worldwide, Inc. (c)	33,343	1,958,234
Expeditors International of Washington, Inc. (c)	42,152	1,463,939
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Air Freight & Logistics - continued
FedEx Corp.	62,123	$ 5,184,164
United Parcel Service, Inc. Class B (c)	197,351	11,322,027
		19,928,364
Airlines - 0.1%
Southwest Airlines Co. (c)	147,484	1,685,742
Building Products - 0.0%
Masco Corp.	71,382	985,785
Commercial Services & Supplies - 0.5%
Avery Dennison Corp. (c)	22,412	817,814
Cintas Corp. (c)	26,133	680,765
Iron Mountain, Inc. (a)(c)	35,977	818,837
Pitney Bowes, Inc. (c)	41,176	937,166
R.R. Donnelley & Sons Co.	40,810	908,839
Republic Services, Inc.	64,231	1,818,380
Stericycle, Inc. (a)(c)	16,742	923,656
Waste Management, Inc. (c)	97,334	3,290,863
		10,196,320
Construction & Engineering - 0.2%
Fluor Corp.	35,580	1,602,523
Jacobs Engineering Group, Inc. (a)(c)	24,716	929,569
Quanta Services, Inc. (a)(c)	41,711	869,257
		3,401,349
Electrical Equipment - 0.5%
Emerson Electric Co. (c)	149,513	6,369,254
First Solar, Inc. (a)(c)	9,644	1,305,798
Rockwell Automation, Inc. (c)	28,277	1,328,453
Roper Industries, Inc.	18,100	947,897
		9,951,402
Industrial Conglomerates - 2.2%
3M Co.	140,729	11,634,066
General Electric Co.	2,116,527	32,023,054
Textron, Inc.	53,893	1,013,727
		44,670,847
Machinery - 1.6%
Caterpillar, Inc.	123,787	7,054,621
Cummins, Inc. (c)	40,113	1,839,582
Danaher Corp.	51,723	3,889,570
Deere & Co.	84,074	4,547,563
Dover Corp.	37,009	1,539,944
Eaton Corp. (c)	32,958	2,096,788
Flowserve Corp.	11,102	1,049,472
Illinois Tool Works, Inc.	76,670	3,679,393
PACCAR, Inc. (c)	72,259	2,620,834
Pall Corp. (c)	23,236	841,143
Parker Hannifin Corp. (c)	31,942	1,721,035
Snap-On, Inc. (c)	11,476	484,976
The Stanley Works (c)	15,986	823,439
		32,188,360

	Shares	Value
Professional Services - 0.1%
Dun & Bradstreet Corp.	10,332	$ 871,711
Equifax, Inc.	25,140	776,575
Monster Worldwide, Inc. (a)(c)	24,988	434,791
Robert Half International, Inc. (c)	30,010	802,167
		2,885,244
Road & Rail - 1.0%
Burlington Northern Santa Fe Corp.	52,108	5,138,891
CSX Corp.	78,033	3,783,820
Norfolk Southern Corp.	73,130	3,833,475
Ryder System, Inc. (c)	11,142	458,716
Union Pacific Corp.	100,295	6,408,851
		19,623,753
Trading Companies & Distributors - 0.1%
Fastenal Co. (c)	26,242	1,092,717
W.W. Grainger, Inc. (c)	12,557	1,215,894
		2,308,611
TOTAL INDUSTRIALS		202,172,850
INFORMATION TECHNOLOGY - 19.4%
Communications Equipment - 2.5%
Cisco Systems, Inc. (a)	1,143,509	27,375,605
Harris Corp.	26,183	1,245,002
JDS Uniphase Corp. (a)	44,251	365,071
Juniper Networks, Inc. (a)(c)	104,448	2,785,628
Motorola, Inc.	459,373	3,564,734
QUALCOMM, Inc.	332,027	15,359,569
Tellabs, Inc. (a)	76,766	436,031
		51,131,640
Computers & Peripherals - 5.8%
Apple, Inc. (a)	179,038	37,751,953
Dell, Inc. (a)	342,273	4,915,040
EMC Corp. (a)	405,479	7,083,718
Hewlett-Packard Co.	471,325	24,277,951
International Business Machines Corp.	261,120	34,180,608
Lexmark International, Inc. Class A (a)(c)	15,525	403,340
NetApp, Inc. (a)	67,368	2,316,786
QLogic Corp. (a)(c)	22,781	429,877
SanDisk Corp. (a)(c)	45,365	1,315,131
Sun Microsystems, Inc. (a)	149,755	1,403,204
Teradata Corp. (a)	34,032	1,069,626
Western Digital Corp. (a)(c)	44,803	1,978,052
		117,125,286
Electronic Equipment & Components - 0.6%
Agilent Technologies, Inc. (a)(c)	68,602	2,131,464
Amphenol Corp. Class A (c)	34,091	1,574,322
Corning, Inc. (c)	309,324	5,973,046
FLIR Systems, Inc. (a)(c)	30,172	987,228
Jabil Circuit, Inc.	37,893	658,201
Molex, Inc.	26,938	580,514
		11,904,775
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 2.0%
Akamai Technologies, Inc. (a)(c)	34,048	$ 862,436
eBay, Inc. (a)(c)	223,605	5,263,662
Google, Inc. Class A (a)	47,931	29,716,261
VeriSign, Inc. (a)(c)	38,235	926,816
Yahoo!, Inc. (a)	236,729	3,972,313
		40,741,488
IT Services - 1.6%
Affiliated Computer Services, Inc. Class A (a)	19,410	1,158,583
Automatic Data Processing, Inc. (c)	100,311	4,295,317
Cognizant Technology Solutions Corp. Class A (a)	58,584	2,653,855
Computer Sciences Corp. (a)(c)	30,298	1,743,044
Fidelity National Information Services, Inc.	65,157	1,527,280
Fiserv, Inc. (a)(c)	30,592	1,483,100
MasterCard, Inc. Class A	19,087	4,885,890
Paychex, Inc. (c)	63,934	1,958,938
SAIC, Inc. (a)	60,864	1,152,764
The Western Union Co.	137,579	2,593,364
Total System Services, Inc.	39,196	676,915
Visa, Inc. Class A (c)	89,040	7,787,438
		31,916,488
Office Electronics - 0.1%
Xerox Corp.	172,790	1,461,803
Semiconductors & Semiconductor Equipment - 2.5%
Advanced Micro Devices, Inc. (a)(c)	111,924	1,083,424
Altera Corp. (c)	58,715	1,328,720
Analog Devices, Inc. (c)	58,017	1,832,177
Applied Materials, Inc.	265,118	3,695,745
Broadcom Corp. Class A (a)	85,623	2,692,843
Intel Corp.	1,097,673	22,392,529
KLA-Tencor Corp. (c)	33,970	1,228,355
Linear Technology Corp. (c)	44,351	1,354,480
LSI Corp. (a)(c)	129,836	780,314
MEMC Electronic Materials, Inc. (a)(c)	44,440	605,273
Microchip Technology, Inc. (c)	36,495	1,060,545
Micron Technology, Inc. (a)(c)	168,936	1,783,964
National Semiconductor Corp. (c)	47,034	722,442
Novellus Systems, Inc. (a)	19,281	450,019
NVIDIA Corp. (a)(c)	110,304	2,060,479
Teradyne, Inc. (a)(c)	34,762	372,996
Texas Instruments, Inc.	249,049	6,490,217
Xilinx, Inc. (c)	55,035	1,379,177
		51,313,699
Software - 4.3%
Adobe Systems, Inc. (a)	104,114	3,829,313
Autodesk, Inc. (a)(c)	45,664	1,160,322
BMC Software, Inc. (a)(c)	36,455	1,461,846

	Shares	Value
CA, Inc.	78,819	$ 1,770,275
Citrix Systems, Inc. (a)(c)	36,373	1,513,481
Compuware Corp. (a)	45,813	331,228
Electronic Arts, Inc. (a)(c)	64,698	1,148,390
Intuit, Inc. (a)(c)	62,967	1,933,717
McAfee, Inc. (a)(c)	31,354	1,272,032
Microsoft Corp.	1,535,556	46,819,102
Novell, Inc. (a)	68,937	286,089
Oracle Corp.	777,290	19,074,697
Red Hat, Inc. (a)(c)	37,326	1,153,373
Salesforce.com, Inc. (a)(c)	21,848	1,611,727
Symantec Corp. (a)(c)	161,125	2,882,526
		86,248,118
TOTAL INFORMATION TECHNOLOGY		391,843,297
MATERIALS - 3.5%
Chemicals - 1.9%
Air Products & Chemicals, Inc.	42,083	3,411,248
Airgas, Inc.	16,321	776,880
CF Industries Holdings, Inc.	9,652	876,209
Dow Chemical Co.	227,351	6,281,708
E.I. du Pont de Nemours & Co. (c)	179,645	6,048,647
Eastman Chemical Co. (c)	14,453	870,649
Ecolab, Inc. (c)	47,221	2,105,112
FMC Corp.	14,371	801,327
International Flavors & Fragrances, Inc.	15,712	646,392
Monsanto Co.	108,347	8,857,367
PPG Industries, Inc. (c)	33,194	1,943,177
Praxair, Inc.	60,988	4,897,946
Sigma Aldrich Corp. (c)	24,190	1,222,321
		38,738,983
Construction Materials - 0.1%
Vulcan Materials Co. (c)	24,928	1,312,958
Containers & Packaging - 0.2%
Ball Corp. (c)	18,706	967,100
Bemis Co., Inc.	21,507	637,683
Owens-Illinois, Inc. (a)	33,496	1,101,014
Pactiv Corp. (a)	26,303	634,954
Sealed Air Corp.	31,598	690,732
		4,031,483
Metals & Mining - 1.1%
AK Steel Holding Corp.	21,740	464,149
Alcoa, Inc. (c)	193,689	3,122,267
Allegheny Technologies, Inc. (c)	19,496	872,836
Cliffs Natural Resources, Inc.	26,035	1,199,953
Freeport-McMoRan Copper & Gold, Inc. (c)	85,452	6,860,941
Newmont Mining Corp.	97,436	4,609,697
Nucor Corp.	62,579	2,919,310
Titanium Metals Corp. (c)	16,819	210,574
United States Steel Corp.	28,495	1,570,644
		21,830,371
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Paper & Forest Products - 0.2%
International Paper Co.	86,092	$ 2,305,544
MeadWestvaco Corp. (c)	34,019	973,964
Weyerhaeuser Co. (c)	42,014	1,812,484
		5,091,992
TOTAL MATERIALS		71,005,787
TELECOMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 2.8%
AT&T, Inc.	1,173,011	32,879,498
CenturyTel, Inc. (c)	59,143	2,141,568
Frontier Communications Corp. (c)	62,085	484,884
Qwest Communications International, Inc. (c)	295,170	1,242,666
Verizon Communications, Inc.	564,669	18,707,484
Windstream Corp.	86,817	954,119
		56,410,219
Wireless Telecommunication Services - 0.3%
American Tower Corp. Class A (a)(c)	79,801	3,448,201
MetroPCS Communications, Inc. (a)(c)	51,838	395,524
Sprint Nextel Corp. (a)(c)	590,177	2,160,048
		6,003,773
TOTAL TELECOMMUNICATION SERVICES		62,413,992
UTILITIES - 3.6%
Electric Utilities - 2.0%
Allegheny Energy, Inc.	33,706	791,417
American Electric Power Co., Inc. (c)	94,950	3,303,311
Duke Energy Corp. (c)	259,332	4,463,104
Edison International	64,766	2,252,561
Entergy Corp.	37,556	3,073,583
Exelon Corp.	131,072	6,405,489
FirstEnergy Corp. (c)	60,596	2,814,684
FPL Group, Inc.	82,166	4,340,008
Northeast Utilities	34,879	899,529
Pepco Holdings, Inc. (c)	44,049	742,226
Pinnacle West Capital Corp. (c)	20,132	736,429
PPL Corp. (c)	74,955	2,421,796
Progress Energy, Inc.	55,584	2,279,500
Southern Co. (c)	159,067	5,300,112
		39,823,749
Gas Utilities - 0.1%
EQT Corp. (c)	26,025	1,143,018
Nicor, Inc.	8,991	378,521
Questar Corp.	34,661	1,440,858
		2,962,397

	Shares	Value
Independent Power Producers & Energy Traders - 0.2%
AES Corp. (c)	132,703	$ 1,766,277
Constellation Energy Group, Inc.	39,935	1,404,514
		3,170,791
Multi-Utilities - 1.3%
Ameren Corp. (c)	47,096	1,316,333
CenterPoint Energy, Inc.	77,599	1,125,961
CMS Energy Corp. (c)	45,642	714,754
Consolidated Edison, Inc. (c)	55,779	2,534,040
Dominion Resources, Inc. (c)	118,720	4,620,582
DTE Energy Co.	32,784	1,429,055
Integrys Energy Group, Inc. (c)	15,191	637,870
NiSource, Inc. (c)	54,815	843,055
PG&E Corp.	73,740	3,292,491
Public Service Enterprise Group, Inc.	100,580	3,344,285
SCANA Corp. (c)	22,029	830,053
Sempra Energy	48,988	2,742,348
TECO Energy, Inc. (c)	42,493	689,236
Wisconsin Energy Corp. (c)	23,240	1,158,049
Xcel Energy, Inc.	90,773	1,926,203
		27,204,315
TOTAL UTILITIES		73,161,252
TOTAL COMMON STOCKS (Cost $1,356,932,266)		1,973,793,131
U.S. Treasury Obligations - 0.2%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.13% to 0.38% 5/20/10 to 11/18/10 (d) (Cost $3,990,039)	$ 4,000,000	3,988,853
Money Market Funds - 22.3%
Shares
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(e) (Cost $450,793,843)	450,793,843	450,793,843
TOTAL INVESTMENT PORTFOLIO - 120.2% (Cost $1,811,716,148)	2,428,575,827
NET OTHER ASSETS - (20.2)%	(407,897,184)
NET ASSETS - 100%	$ 2,020,678,643
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
168 CME S&P 500 Index Contracts	March 2010	$ 46,649,400	$ (334,854)

The face value of futures purchased as a percentage of net assets - 2.3%
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,988,853.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 129,081
Fidelity Securities Lending Cash Central Fund	1,355,725
Total	$ 1,484,806
Other Information

The following is a summary of the inputs used, as of December 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 189,371,493	$ 189,371,493	$ -	$ -
Consumer Staples	224,179,714	224,179,714	-	-
Energy	226,596,522	226,596,522	-	-
Financials	283,736,912	283,736,912	-	-
Health Care	249,311,312	249,311,312	-	-
Industrials	202,172,850	202,172,850	-	-
Information Technology	391,843,297	391,843,297	-	-
Materials	71,005,787	71,005,787	-	-
Telecommunication Services	62,413,992	62,413,992	-	-
Utilities	73,161,252	73,161,252	-	-
U.S. Government and Government Agency Obligations	3,988,853	-	3,988,853	-
Money Market Funds	450,793,843	450,793,843	-	-
Total Investments in Securities:	$ 2,428,575,827	$ 2,424,586,974	$ 3,988,853	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (334,854)	$ (334,854)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of December 31, 2009. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (334,854)
Total Value of Derivatives	$ -	$ (334,854)

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2009

Assets
Investment in securities, at value (including securities loaned of $435,623,889) - See accompanying schedule: Unaffiliated issuers (cost $1,360,922,305)	$ 1,977,781,984
Fidelity Central Funds (cost $450,793,843)	450,793,843
Total Investments (cost $1,811,716,148)		$ 2,428,575,827
Receivable for investments sold		42,239,497
Receivable for fund shares sold		919,331
Dividends receivable		2,723,057
Distributions receivable from Fidelity Central Funds		42,547
Other receivables		345,174
Total assets		2,474,845,433

Liabilities
Payable to custodian bank	$ 1,373,104
Payable for investments purchased	374,945
Payable for fund shares redeemed	895,152
Accrued management fee	168,619
Distribution fees payable	48,324
Payable for daily variation on futures contracts	478,800
Other payables and accrued expenses	34,003
Collateral on securities loaned, at value	450,793,843
Total liabilities		454,166,790

Net Assets		$ 2,020,678,643
Net Assets consist of:
Paid in capital		$ 1,367,608,108
Undistributed net investment income		377,163
Accumulated undistributed net realized gain (loss) on investments		36,168,546
Net unrealized appreciation (depreciation) on investments		616,524,826
Net Assets		$ 2,020,678,643

Statement of Assets and Liabilities - continued

December 31, 2009

Initial Class: Net Asset Value, offering price and redemption price per share ($1,767,749,696 ÷ 14,777,910 shares)	$ 119.62

Service Class: Net Asset Value, offering price and redemption price per share ($32,708,192 ÷ 274,049 shares)	$ 119.35

Service Class 2: Net Asset Value, offering price and redemption price per share ($220,220,755 ÷ 1,855,189 shares)	$ 118.71

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2009

Investment Income
Dividends		$ 41,262,183
Interest		34,439
Income from Fidelity Central Funds		1,484,806
Total income		42,781,428

Expenses
Management fee	$ 1,772,758
Distribution fees	489,615
Independent trustees' compensation	12,718
Miscellaneous	8,968
Total expenses before reductions	2,284,059
Expense reductions	(302)	2,283,757
Net investment income (loss)		40,497,671
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	37,051,674
Futures contracts	3,294,785
Capital gain distributions from Fidelity Central Funds	19,900
Total net realized gain (loss)		40,366,359
Change in net unrealized appreciation (depreciation) on: Investment securities	355,530,366
Futures contracts	(2,016,456)
Total change in net unrealized appreciation (depreciation)		353,513,910
Net gain (loss)		393,880,269
Net increase (decrease) in net assets resulting from operations		$ 434,377,940

Statement of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 40,497,671	$ 51,886,013
Net realized gain (loss)	40,366,359	40,992,554
Change in net unrealized appreciation (depreciation)	353,513,910	(1,129,324,371)
Net increase (decrease) in net assets resulting from operations	434,377,940	(1,036,445,804)
Distributions to shareholders from net investment income	(45,093,392)	(51,064,897)
Distributions to shareholders from net realized gain	(38,913,306)	(26,002,696)
Total distributions	(84,006,698)	(77,067,593)
Share transactions - net increase (decrease)	(50,449,549)	(101,349,542)
Total increase (decrease) in net assets	299,921,693	(1,214,862,939)

Net Assets
Beginning of period	1,720,756,950	2,935,619,889
End of period (including undistributed net investment income of $377,163 and undistributed net investment income of $4,888,625, respectively)	$ 2,020,678,643	$ 1,720,756,950

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 99.19	$ 164.03	$ 161.36	$ 141.88	$ 137.76
Income from Investment Operations
Net investment income (loss) C	2.37	3.03	3.11	2.71	2.36
Net realized and unrealized gain (loss)	23.03	(63.32)	5.59	19.26	4.15
Total from investment operations	25.40	(60.29)	8.70	21.97	6.51
Distributions from net investment income	(2.72)	(3.07)	(6.03)	(2.49)	(2.39)
Distributions from net realized gain	(2.25)	(1.48)	-	-	-
Total distributions	(4.97)	(4.55)	(6.03)	(2.49)	(2.39)
Net asset value, end of period	$ 119.62	$ 99.19	$ 164.03	$ 161.36	$ 141.88
Total Return A, B	26.61%	(37.00)%	5.45%	15.73%	4.82%
Ratios to Average Net Assets D, F
Expenses before reductions	.10%	.10%	.10%	.10%	.14%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.13%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.13%
Net investment income (loss)	2.31%	2.22%	1.86%	1.83%	1.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,767,750	$ 1,525,779	$ 2,626,891	$ 2,780,085	$ 2,641,527
Portfolio turnover rate E	6%	6%	5%	6%	7%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 98.99	$ 163.66	$ 160.88	$ 141.48	$ 137.41
Income from Investment Operations
Net investment income (loss) C	2.27	2.88	2.93	2.55	2.22
Net realized and unrealized gain (loss)	22.96	(63.14)	5.58	19.22	4.14
Total from investment operations	25.23	(60.26)	8.51	21.77	6.36
Distributions from net investment income	(2.62)	(2.93)	(5.73)	(2.37)	(2.29)
Distributions from net realized gain	(2.25)	(1.48)	-	-	-
Total distributions	(4.87)	(4.41)	(5.73)	(2.37)	(2.29)
Net asset value, end of period	$ 119.35	$ 98.99	$ 163.66	$ 160.88	$ 141.48
Total Return A, B	26.48%	(37.07)%	5.34%	15.61%	4.71%
Ratios to Average Net Assets D, F
Expenses before reductions	.20%	.20%	.20%	.20%	.24%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.23%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.23%
Net investment income (loss)	2.21%	2.12%	1.76%	1.73%	1.63%
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,708	$ 24,340	$ 38,960	$ 35,953	$ 27,178
Portfolio turnover rate E	6%	6%	5%	6%	7%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 98.50	$ 162.79	$ 159.90	$ 140.68	$ 136.71
Income from Investment Operations
Net investment income (loss) C	2.11	2.66	2.67	2.32	2.01
Net realized and unrealized gain (loss)	22.82	(62.74)	5.54	19.11	4.11
Total from investment operations	24.93	(60.08)	8.21	21.43	6.12
Distributions from net investment income	(2.47)	(2.73)	(5.32)	(2.21)	(2.15)
Distributions from net realized gain	(2.25)	(1.48)	-	-	-
Total distributions	(4.72)	(4.21)	(5.32)	(2.21)	(2.15)
Net asset value, end of period	$ 118.71	$ 98.50	$ 162.79	$ 159.90	$ 140.68
Total Return A, B	26.30%	(37.16)%	5.17%	15.44%	4.55%
Ratios to Average Net Assets D, F
Expenses before reductions	.35%	.35%	.35%	.35%	.39%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.38%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.38%
Net investment income (loss)	2.06%	1.97%	1.61%	1.58%	1.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 220,221	$ 170,637	$ 269,769	$ 219,346	$ 156,295
Portfolio turnover rate E	6%	6%	5%	6%	7%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2009

1. Organization.

VIP Index 500 Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, February 12, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2009 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2009, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, futures transactions, deferred trustee compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 881,902,824
Gross unrealized depreciation	(270,753,112)
Net unrealized appreciation (depreciation)	$ 611,149,712

Tax Cost	$ 1,817,426,115

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,288,177
Undistributed long-term capital gain	$ 35,237,150
Net unrealized appreciation (depreciation)	$ 611,149,712

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2009	December 31, 2008
Ordinary Income	$ 45,093,392	$ 47,021,744
Long-term Capital Gains	38,913,306	30,045,849
Total	$ 84,006,698	$ 77,067,593

4. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risk relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may exceed any futures variation margin reflected in the Fund's Statement of Assets and Liabilities and may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations. The total underlying face amount of all open futures contracts at period end is indicative of the volume of this derivative type.

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ 3,294,785	$ (2,016,456)

Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)(b)	$ 3,294,785	$ (2,016,456)

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $3,294,785 for futures contracts.

(b) Total derivatives change in unrealized gain (loss) included in the Statement of Operations is comprised of $(2,016,456) for futures contracts.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $101,150,339 and $181,385,826, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .10% of the Fund's average net assets. Under the management contract, FMR pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees. In addition, under an expense contract, FMR pays all class-level expenses except distribution and service fees so that total expenses do not exceed .10% of each class' average net assets plus the distribution and service fee applicable to each class, with certain exceptions.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by FMR for providing these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 26,913
Service Class 2	462,702
$ 489,615

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. Under the expense contract, the classes do not pay transfer agent fees.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,968 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $1,355,725.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $302.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2009	2008
From net investment income
Initial Class	$ 39,932,619	$ 45,804,219
Service Class	698,024	701,651
Service Class 2	4,462,749	4,559,027
Total	$ 45,093,392	$ 51,064,897
From net realized gain
Initial Class	$ 34,477,306	$ 23,261,499
Service Class	558,901	346,810
Service Class 2	3,877,099	2,394,387
Total	$ 38,913,306	$ 26,002,696

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Initial Class
Shares sold	1,252,280	1,206,929	$ 123,147,859	$ 154,764,474
Reinvestment of distributions	739,759	627,640	74,409,925	69,065,718
Shares redeemed	(2,597,037)	(2,466,809)	(262,287,759)	(333,686,430)
Net increase (decrease)	(604,998)	(632,240)	$ (64,729,975)	$ (109,856,238)
Service Class
Shares sold	47,919	38,072	$ 4,752,568	$ 5,170,349
Reinvestment of distributions	12,448	9,570	1,256,925	1,048,461
Shares redeemed	(32,204)	(39,815)	(3,225,111)	(5,334,526)
Net increase (decrease)	28,163	7,827	$ 2,784,382	$ 884,284
Service Class 2
Shares sold	409,323	457,665	$ 40,430,372	$ 61,060,802
Reinvestment of distributions	83,582	63,453	8,339,848	6,953,414
Shares redeemed	(370,073)	(445,891)	(37,274,176)	(60,391,804)
Net increase (decrease)	122,832	75,227	$ 11,496,044	$ 7,622,412

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 33% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Index 500 Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Index 500 Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Index 500 Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1988

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP II Index 500 Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/05/10	02/05/10	$0.04	$2.27
Service Class	02/05/10	02/05/10	$0.04	$2.27
Service Class 2	02/05/10	02/05/10	$0.04	$2.27

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2009, $35,257,376, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class, Service Class and Service Class 2 designate 2% and 100% distributed in February and December, 2009, respectively as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Index 500 Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Index 500 Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Initial Class compared favorably to its benchmark. The Board considered that the performance of the fund and benchmark may vary due to fees, transaction costs, and valuation, which apply to the fund but not to the benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board reviewed the year-to-date performance of Initial Class through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 0% means that 100% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board. For a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for "fund-level" non-management expenses (including pricing and bookkeeping fees and custody fees) from the fund's management fee. In this regard, the Board realizes that net management fees can vary from year to year because of differences in "fund-level" non-management expenses. The Board noted, however, that FMR does not pay transfer agent fees or other "class-level" expenses (including 12b-1 fees, if applicable) under the fund's management contract.

Annual Report

VIP Index 500 Portfolio

The Board noted that the fund's hypothetical net management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Furthermore, the Board considered that it had approved an amendment (effective March 1, 2005) to the fund's management contract that lowered the fund's management fee from 24 basis points to 10 basis points. The Board considered that the chart reflects the fund's lower management fee for 2005, as if the lower fee were in effect for the entire year.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's hypothetical net management fee as well as the fund's gross management fee. The Board also considered other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees. The Board also considered other "class-level" expenses, such as transfer agent fees and fund-paid 12b-1 fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board also considered that the current contractual arrangements for the fund (i) have the effect of setting the total "fund-level" expenses (including, among other expenses, the management fee) at 10 basis points, and (ii) limit the total expenses of the fund's existing classes of shareholders to 10 basis points for Initial Class, 20 basis points for Service Class, and 35 basis points for Service Class 2. These contractual expense limits may not be increased without the approval of the Board and the shareholders of the applicable class.

The Board noted that the total expenses of each class ranked below its competitive median for 2008.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Geode Capital Management, LLC

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPIDX-ANN-0210
1.540028.112

Item 2. Code of Ethics

As of the end of the period, December 31, 2009, Variable Insurance Products Fund II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Contrafund Portfolio, Disciplined Small Cap Portfolio and Index 500 Portfolio (the "Funds"):

Services Billed by Deloitte Entities

December 31, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Contrafund Portfolio	$55,000	$-	$5,700	$-
Disciplined Small Cap Portfolio	$38,000	$-	$5,600	$-
Index 500 Portfolio	$44,000	$-	$5,600	$-

December 31, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Contrafund Portfolio	$55,000	$-	$5,700	$-
Disciplined Small Cap Portfolio	$38,000	$-	$5,700	$-
Index 500 Portfolio	$44,000	$-	$5,700	$-

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	December 31, 2009A	December 31, 2008A
Audit-Related Fees	$725,000	$815,000
Tax Fees	$-	$2,000
All Other Fees	$515,000	$225,000B

A Amounts may reflect rounding.

B Reflects current period presentation.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2009 A	December 31, 2008 A,B
Deloitte Entities	$1,255,000	$1,270,000

A Amounts may reflect rounding.

B Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund II

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 26, 2010
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	February 26, 2010